UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07185

Morgan Stanley Select Dimensions Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Sara Furber 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2010

Date of reporting period:	December 31, 2010

Item 1 - Report to Shareholders

MORGAN STANLEY
SELECT DIMENSIONS INVESTMENT SERIES

Annual Report

DECEMBER 31, 2010

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Select Dimensions Investment Series

Table of Contents

Letter to the Shareholders	1

Expense Example	15

Portfolio of Investments:

Money Market	19

Flexible Income	21

Global Infrastructure	44

Capital Growth	47

Focus Growth	50

Capital Opportunities	52

Mid Cap Growth	54

Financial Statements:

Statements of Assets and Liabilities	58

Statements of Operations	60

Statements of Changes in Net Assets	62

Notes to Financial Statements	68

Financial Highlights	94

Report of Independent Registered Public Accounting Firm	102

Trustee and Officer Information	103

Federal Tax Notice	109

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2010

Dear Shareholder:

Macroeconomic concerns and policy makers' responses to them drove gains in the financial markets in 2010. Investors watched the developed world's slow recovery and deflation risk and the emerging world's accelerating economies and mounting inflationary pressures for signs that either side could be dampening global growth. Governments and central banks in the developed world continued to bolster economies and asset prices with stimulative measures and accommodative monetary conditions. In contrast, rising commodity prices and food shortages contributed to inflationary pressures in the emerging markets. China shifted toward a tightening stance and other emerging market central banks were expected to follow, as economic growth in the emerging markets continued to outpace the global average.

Domestic Equity Overview

The U.S. equity market advanced during the 12-month period. By one measure, the S&P 500® Index, the market was up 15.06% for the year. Intensifying worries about Europe's debt burden and mixed economic data in the U.S. caused the market to retreat early in the year and again in the summer, but these declines were more than offset by rallies in the spring (as the European Union and International Monetary Fund announced a bailout package for Greece and U.S. industrial production improved) and in the late summer (on the anticipation of the Federal Reserve's second round of Treasury assets purchases, known as QE2). The U.S. economy still faced some considerable challenges. Although corporate earnings continued to beat expectations and profit margins were healthy, companies were slow to hire. Concerns about the housing market and debt at the state and local level also weighed on investors' outlooks. Nevertheless, the market ended the year higher, bolstered by the general perception that a double-dip recession was likely averted.

Consumer discretionary, industrials and materials were among the best performing sectors, as investors sought stocks with exposure to the global economic recovery and/or emerging markets demand. The defensively oriented health care and utilities sectors lagged significantly, though all sectors within the S&P 500® Index had positive returns during the period.

Fixed Income Overview

Over the course of 2010, 2-, 5-, 10-, and 30-year Treasury yields declined by 55, 68, 55, and 29 basis points, respectively. Bond investors anticipated that the Federal Reserve (the "Fed") would start to raise short term rates in 2010, but the uneven economic performance of the U.S. economy led the Fed to leave its target federal funds rate unchanged for the second consecutive year.

The Federal Reserve Bank expanded its asset purchase program in November of 2010 and will buy an additional $600 billion in Treasuries, with the result that total Fed purchases over the next six months will amount to between $850 billion and $900 billion, effectively doubling the Fed's holdings of Treasuries. The

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Letter to the Shareholders ■ December 31, 2010 continued

aim of this new round of quantitative easing (QE2) is to support credit markets, with the hope that this will in turn spur increased economic activity.

Investors' increasing risk appetite was reflected in the generally strong performance of the corporate bond sector over the course of the year. Investment-grade credit bonds rallied, with overall credit spreads versus Treasuries ending the year 14 basis points tighter. The financials sector led investment-grade performance for the year, despite experiencing significant spread widening in the second quarter amid concerns about the indebtedness of some peripheral European countries, regulatory reforms in the U.S. financial sector and the Gulf oil spill. The energy sector lagged for the period. The high yield market performed even more strongly than investment grade debt.

The housing market remained weak in 2010 and foreclosure rates continued to climb. The government's Home Affordability Modification Program (HAMP) and other private programs designed to keep distressed mortgages from being sold in the market at distressed prices and to help homeowners keep their homes have not been as successful as expected. Furthermore, although calls for a nationwide moratorium on foreclosures were rejected, in October several large banks halted repossessions while they internally reviewed allegations of improper loan filings. Banks will therefore have to hold foreclosed homes for longer and the supply of homes for sale may be reduced, as foreclosures represent 30% of existing home sales. With the 30-year fixed mortgage rate reaching a historic low during the fourth quarter of 2010, refinancing activity picked up slightly despite tighter underwriting standards. Against this backdrop, the mortgage sector performed well, with higher coupon and long maturity (30-year) issues outperforming for the 12-month period.

With the Fed maintaining its target federal funds rate near zero percent during the 12-month period, money market yields remained relatively depressed. The Fed was widely expected to keep monetary policy accomodative for an extended period, likely postponing any interest rate hikes until later in 2011 or possibly in 2012.

International Equity Overview

International equities gained moderately for the year, with emerging markets outpacing developed markets (as measured by the MSCI Emerging Markets Index which returned 18.88% and MSCI EAFE Index which returned 7.75%, respectively). While emerging market equities as a whole performed well, China was a notable exception, with one of the lower returns of only 4.63% for the period. Markets in Southeast Asia and Latin America were among the top global performers for the year. The developed markets' advance was hampered primarily by Europe, as the region's sovereign debt crisis caused considerable volatility throughout the period. Not surprisingly, markets in the most heavily indebted countries were among the weakest performers, including Greece, Ireland, Italy, Portugal and Spain. Conversely, Germany, the eurozone's largest economy, benefited from strong Gross Domestic Product (GDP) growth, low unemployment and robust consumer confidence.

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Letter to the Shareholders ■ December 31, 2010 continued

As in the U.S., international sector performance was led by groups most likely to benefit from global economic recovery, including industrials, materials, consumer discretionary and technology.

Flexible Income Portfolio

For the 12-month period ended December 31, 2010, Select Dimensions — Flexible Income Portfolio Class X shares produced a total return of 9.08%, outperforming the Barclays Capital Intermediate U.S. Government/Credit Index (the "Index"), which returned 5.89%. For the same period, the Portfolio's Class Y shares returned 8.85%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

During the year, the Portfolio was positioned based on our expectations for a continued outperformance of business cycle sensitive sectors, with positions in emerging market debt, high yield credit and non-agency mortgages (segments not represented in the Index), as well as an overweight to investment grade credit. We believe the combination of low U.S. Treasury yields and the stimulative monetary and fiscal policy may continue to tighten spreads of non-government sectors in the near term.

The Portfolio's allocation to investment-grade credit was the main driver of outperformance for the year.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2010

	1 Year	5 Years	10 Years	Since Inception*
Class X	9.08%	2.38%	3.90%	3.80%
Class Y	8.85%	2.15%	3.64%	3.01%

(1)  Ending value on December 31, 2010 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Barclays Capital Intermediate U.S. Government/Credit Index tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

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Letter to the Shareholders ■ December 31, 2010 continued

Within the corporate sector, the Portfolio's positioning in financials was most beneficial to relative performance.

The Portfolio's allocation to high yield corporate credit and emerging market debt, sectors that are not represented in the Index, contributed to relative returns as spreads in both sectors tightened over the year. The Portfolio also maintained a tactical position in non-agency mortgages, which was beneficial to performance. This sector is also not represented in the Index.

With regard to the Portfolio's yield curve positioning, we employed tactical strategies involving interest rates swaps that were designed to take advantage of anomalies across the swap curve. For example, we positioned the Portfolio to benefit from a flattening between the short and intermediate points of the yield curve. Another trade involved paying fixed rates on longer maturity swaps versus holding similar duration Treasuries. Overall, interest-rate trades detracted slightly from relative performance. The Portfolio was underweight the agency sector, which also slightly dampened performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Global Infrastructure Portfolio

For the 12-month period ended December 31, 2010, Select Dimensions — Global Infrastructure Portfolio Class X shares produced a total return of 7.13%, underperforming the Dow Jones Brookfield Global Infrastructure Index (the "Index"), which

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2010

	1 Year	5 Years	10 Years	Since Inception*
Class X	7.13%	4.19%	2.42%	8.74%
Class Y	6.81%	3.92%	2.16%	1.33%

(1)  Ending value on December 31, 2010 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Portfolio's secondary benchmark was changed in March 2010 from the S&P 500 Utilities Index/S&P Global Infrastructure Index to the Dow Jones Brookfield Global Infrastructure Index to more accurately reflect the Portfolio's investable universe.

(3)  The S&P 500® Utilities Index/S&P Global Infrastructure Index is a custom index represented by the performance of the S&P 500® Utilities Index for periods from the Fund's inception to and including November 5, 2008 (the date the Portfolio completed implementation of the change to its principal investment strategy), and the performance of the S&P Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 27 developed and 26 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

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Letter to the Shareholders ■ December 31, 2010 continued

returned 12.46%, and the S&P Global BMI Index, which returned 15.11%, and outperforming the S&P 500® Utilities Index/S&P Global Infrastructure Index, which returned 5.77%. For the same period, the Portfolio's Class Y shares returned 6.81%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Infrastructure shares appreciated 12.46% during 2010, as measured by the Dow Jones Brookfield Global Infrastructure Index. Among the major infrastructure sectors, the gas midstream, pipeline companies, transmission and distribution, and communications sectors exhibited relative outperformance, while the toll roads, European regulated utilities and gas distribution utilities sectors underperformed the Index.

Despite consisting of companies with good cash flow resilience over the various ups and downs of the economic cycle, the listed infrastructure universe witnessed market conditions in 2010 which were dominated by macroeconomic considerations, in particular concerns about the health of the European financial system. Because of this, sectors with a high concentration of companies within the European region, in particular the toll roads and European regulated utilities, underperformed the broader infrastructure market — even though on a fundamental basis conditions broadly improved relative to 2009. Toward the end of the year, concerns about Europe were replaced with a focus on Asia, as politicians and central banks within the region attempted to control inflation brought on by rapid economic growth and the spillover effects of loose monetary policy within the U.S. and Western Europe. Within infrastructure, this shift in investor focus to concerns over inflation in Asia was realized most acutely within the gas distribution utilities sector, where increases in natural gas prices were put on hold for certain residential customers of Chinese gas utilities in order to mute inflationary pressures on that customer segment. Gas prices are typically a pass-through cost item within a gas distribution utility's cost structure, so this near-term inability to pass through energy costs should likely have a negative near-term impact on cash flows for these stocks.

Away from macroeconomic considerations within the gas distribution utilities, toll roads, and European regulated utilities sectors, positive underlying fundamentals within energy infrastructure provided support for gas midstream companies, and to a more moderate extent, pipeline companies. Relative outperformance for companies in the gas midstream sector was attributable to the resilient demand for and favorable economics associated with drilling for natural gas liquids and crude oil. New drilling by exploration and production companies in liquids-rich areas throughout North America was significant in 2010, and early

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Letter to the Shareholders ■ December 31, 2010 continued

indications are that this positive fundamental backdrop will continue in 2011. We believe much of the future impact of these positive fundamental trends are already reflected in stock prices; however, we acknowledge that gas midstream and pipeline companies are likely to further benefit in 2011 as they attempt to accommodate exploration and production company needs to gather, process, and transport new product. Furthermore, we note that on a stock-specific basis, a select few of these companies remain quite attractively valued.

Finally, we attribute strong transmission and distribution sector performance to merger and acquisition activity, the impact of favorable weather trends relative to last year, and increases in cash flow resulting from recent rate case rulings. Uncertainty about the U.S. economy over much of the year also provided support for this sector, as investors looked for high yielding companies with stable growth prospects. The communications sector benefited primarily due strong fundamental growth trends, as wireless communications and satellite television providers continued to utilize wireless tower companies and fixed satellite operators to build out capacity for new content (data services associated with cellular phones for wireless communications companies and digital television services for the satellite television providers).

Portfolio performance over this time period reflected a number of changes coincident with our assumption of portfolio management responsibilities at the end of March 2010: the two most important being (1) a change in the Portfolio's sector benchmark to the Dow Jones Brookfield Global Infrastructure Index and (2) a shift in Portfolio holdings to reflect our fundamental, value-driven investment strategy. Holdings in the Portfolio now generally reflect companies with "core" infrastructure characteristics such as asset ownership/control, high barriers to entry, and cash flow stability. Furthermore, holdings of companies with exposure to commodity price fluctuations have been significantly reduced. While these changes have had a negative impact on short-term performance, we anticipate the changes in Portfolio strategy and company constituents should provide investors with a more attractive risk/return profile over the long run.

We have maintained our core investment philosophy as an infrastructure value investor. This results in the ownership of stocks whose share prices provide infrastructure exposure at the best valuation relative to their underlying assets and growth prospects. Our current research leads us to an overweighting in the Portfolio to a group of companies in the communications and toll roads sectors, and an underweighting to companies in the European regulated utilities, gas distribution utilities, transmission and distribution, and water sectors.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2010 continued

Capital Growth Portfolio

For the 12-month period ended December 31, 2010, Select Dimensions — Capital Growth Portfolio Class X shares produced a total return of 23.70%, outperforming the Russell 1000® Growth Index (the "Index"), which returned 16.71%. For the same period, the Portfolio's Class Y shares returned 23.35%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Our emphasis on high-quality companies with sustainable competitive advantages led to positive results versus broad market. Throughout the year, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. We were confident in the long-term prospects of the positions we held in the Portfolio, given these companies' attractive valuations and strong balance sheets. Our focus on free cash flow yield and rising return on capital led us to invest in high-quality names which outperformed despite the volatility in the market place. Going forward, we maintain our three- to five-year outlook and continue seeking to capitalize on compelling opportunities to upgrade the portfolio.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2010

	1 Year	5 Years	10 Years	Since Inception*
Class X	23.70%	5.97%	2.58%	7.29%
Class Y	23.35%	5.71%	2.32%	0.20%

(1)  Ending value on December 31, 2010 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

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Letter to the Shareholders ■ December 31, 2010 continued

Stock selection and an underweight in technology had the largest positive effect on relative performance. Exposure to the computer technology industry drove gains. Both stock selection and an overweight in consumer discretionary were advantageous to relative performance, with outperformance from the casinos and gambling industry. The health care sector was another source of relative strength, due to stock selection and an underweight in the sector. The medical equipment industry was the sector's leading contributor.

Conversely, stock selection and an underweight in the materials and processing sector offset relative gains elsewhere. Within the sector, the fertilizer industry was the most detrimental to returns. Stock selection and an underweight in the energy sector also dampened relative performance, primarily due to exposure to natural gas producers. Finally, an overweight in financial services was disadvantageous. However this was somewhat mitigated by good stock selection in the sector, particularly in diversified conglomerates.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Focus Growth Portfolio

For the 12-month period ended December 31, 2010, Select Dimensions — Focus Growth Portfolio Class X shares produced a total return of 27.41%, outperforming the Russell 1000® Growth Index

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2010

	1 Year	5 Years	10 Years	Since Inception*
Class X	27.41%	5.56%	0.80%	9.61%
Class Y	27.07%	5.29%	0.54%	0.08%

(1)  Ending value on December 31, 2010 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

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Letter to the Shareholders ■ December 31, 2010 continued

(the "Index"), which returned 16.71%. For the same period, the Portfolio's Class Y shares returned 27.07%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Our emphasis on high-quality companies with sustainable competitive advantages led to positive results versus broad market. Throughout the year, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. We were confident in the long-term prospects of the positions we held in the Portfolio, given these companies' attractive valuations and strong balance sheets. Our focus on free cash flow yield and rising return on capital led us to invest in high-quality names which outperformed despite the volatility in the market place. Going forward, we maintain our three- to five-year outlook and continue seeking to capitalize on compelling opportunities to upgrade the portfolio.

Relative outperformance was largely driven by stock selection in the technology sector, despite the negative influence of an overweight. Exposure to the computer services, software and systems industry drove gains. Stock selection in consumer discretionary was also advantageous to relative performance, with outperformance from the casinos and gambling industry. The health care sector was another source of relative strength, due to stock selection and an underweight in the sector. The medical equipment industry was the sector's leading contributor.

Conversely, stock selection and an underweight in the materials and processing sector had the largest negative effect on relative results. Within the sector, the fertilizer industry was the most detrimental to returns. Stock selection and an underweight in the energy sector also dampened relative performance, primarily due to exposure to natural gas producers. An underweight and stock selection in the consumer staples sector were a drag on returns, with weakness from the brewers and distillers segment of the beverages industry.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2010 continued

Capital Opportunities Portfolio

For the 12-month period ended December 31, 2010, Select Dimensions — Capital Opportunities Portfolio Class X shares produced a total return of 26.99%, outperforming the Russell 3000® Growth Index (the "Index"), which returned 17.64%. For the same period, the Portfolio's Class Y shares returned 26.71%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Our emphasis on high-quality companies with sustainable competitive advantages led to positive results versus broad market. Throughout the year, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. We were confident in the long-term prospects of the positions we held in the Portfolio, given these companies' attractive valuations and strong balance sheets. Our focus on free cash flow yield and rising return on capital led us to invest in high-quality names which outperformed despite the volatility in the market place. Going forward, we maintain our three- to five-year outlook and continue seeking to capitalize on compelling opportunities to upgrade the portfolio.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2010

	1 Year	5 Years	10 Years	Since Inception*
Class X	26.99%	7.18%	0.74%	4.44%
Class Y	26.71%	6.91%	0.48%	–3.86%

(1)  Ending value on December 31, 2010 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of January 21, 1997 for Class X and July 24, 2000 for Class Y.

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Letter to the Shareholders ■ December 31, 2010 continued

Stock selection in technology had the largest positive effect on relative performance, although an overweight slightly detracted. Exposure to the computer services, software and systems industry drove gains. Stock selection in consumer discretionary was advantageous to relative performance, led by the casinos and gambling industry, although the Portfolio's overweight had a negative impact on performance. Stock selection in materials and processing was favorable to relative performance, primarily due to the diversified metals and minerals industry.

In contrast, relative gains were dampened by both stock selection and an underweight in the energy sector. Within the sector, our exposure to natural gas producers was the primary cause for the underperformance. An overweight in financial services detracted from performance, but relative weakness was partially offset by positive results from our stock selection. The financial data and systems industry was the most disadvantageous to relative performance within the sector.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Mid Cap Growth Portfolio

For the 12-month period ended December 31, 2010, Select Dimensions — Mid Cap Growth Portfolio Class X shares produced a total return of 32.79%, outperforming the Russell Midcap® Growth Index

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2010

	1 Year	5 Years	10 Years	Since Inception*
Class X	32.79%	8.53%	5.23%	11.02%
Class Y	32.47%	8.26%	4.96%	3.36%

(1)  Ending value on December 31, 2010 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

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Letter to the Shareholders ■ December 31, 2010 continued

(the "Index"), which returned 26.38%. For the same period, the Portfolio's Class Y shares returned 32.47%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Our emphasis on high-quality companies with sustainable competitive advantages led to positive results versus broad market. Throughout the year, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. We were confident in the long-term prospects of the positions we held in the Portfolio, given these companies' attractive valuations and strong balance sheets. Our focus on free cash flow yield and rising return on capital led us to invest in high-quality names which outperformed despite the volatility in the market place. Going forward, we maintain our three- to five-year outlook and continue seeking to capitalize on compelling opportunities to upgrade the portfolio.

Stock selection in technology had by far the largest positive effect on relative performance. Within the sector, the computer services, software and systems industry was the most additive. Both stock selection and an overweight in consumer discretionary were advantageous to relative performance, led by the hotel/motel industry. Stock selection in the materials and processing sector also benefited results, particularly in the diversified chemicals industry.

However, relative performance was hampered by stock selection and an underweight in the energy sector. Exposure to natural gas producers was the primary cause of the underperformance there. Both stock selection and an overweight in financial services dampened relative performance, with particularly weak results from the financial data and systems industry. Relative returns were also diminished by stock selection in producer durables, although an overweight in the sector was slightly beneficial. Within the sector, the commercial services industry was the most disadvantageous to performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2010 continued

As of December 31, 2010, Select Dimensions — Money Market Portfolio had net assets of approximately $100 million with an average portfolio maturity of 24 days. For the seven-day period ended December 31, 2010, the Portfolio's Class X shares provided an effective annualized yield of 0.01% (subsidized) and –0.25% (non-subsidized) and a current yield of 0.01% (subsidized) and –0.25% (non-subsidized), while its 30-day moving average yield for December was 0.01% (subsidized) and –0.26% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2010, the Portfolio's Class X shares returned 0.01%. Past performance is no guarantee of future results.

For the seven-day period ended December 31, 2010, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% (subsidized) and –0.50% (non-subsidized) and a current yield of 0.01% (subsidized) and –0.51% (non-subsidized), while its 30-day moving average yield for December was 0.01% (subsidized) and –0.51% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2010, the Portfolio's Class Y shares returned 0.01%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

During the reporting period, three-month London Interbank Offered Rate ("LIBOR") levels dropped significantly. In early July, the market had begun to stabilize from the European debt crisis of May/June, when fears of a Greece default and contagion drove three-month LIBOR approximately 30 basis points higher to just under 0.54%. As European banking system stress tests were completed and the European Central Bank subsequently extended full allotment, three-month tender auctions through year-end, three-month LIBOR levels gradually fell back to 0.285% by November, with a slight rise back up to 0.302% by year-end.

With LIBOR and LIBOR/OIS spreads again trading back down to tight levels, we found very little value in the money market curve. Our strategy in managing the Portfolio remained consistent with our long-term focus on capital preservation and very high liquidity and as in the past, we adhered to a conservative approach. During the reporting period, we continued to emphasize purchasing high-quality corporate, financial, and banking obligations. We focused on maintaining high levels of liquidity and a prudent

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2010 continued

weighted average maturity and weighted average life to guard the Portfolio against the uncertainty caused by volatility in the financial markets. We continue to review all eligible securities on our purchase list in an attempt to ensure that they continue to meet our high standards of minimal credit risk.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Select Dimensions Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

Sara Furber
President and Principal Executive Officer

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ December 31, 2010

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/10 – 12/31/10.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ December 31, 2010 continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/10	12/31/10	07/01/10 – 12/31/10
Class X
Actual (0.01% return)	$1,000.00	$1,000.10	$1.81
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.39	$1.84
Class Y
Actual (0.01% return)	$1,000.00	$1,000.10	$1.81
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.39	$1.84

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.36% and 0.36% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.61% and 0.86% for class X and Class Y shares, respectively.

Flexible Income

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/10	12/31/10	07/01/10 – 12/31/10
Class X
Actual (5.43% return)	$1,000.00	$1,054.30	$5.07
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.27	$4.99
Class Y
Actual (5.29% return)	$1,000.00	$1,052.90	$6.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.00	$6.26

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.98% and 1.23% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Global Infrastructure

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/10	12/31/10	07/01/10 – 12/31/10
Class X
Actual (22.01% return)	$1,000.00	$1,220.10	$4.59
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.07	$4.18
Class Y
Actual (21.81% return)	$1,000.00	$1,218.10	$5.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.81	$5.45

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.82% and 1.07% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ December 31, 2010 continued

Capital Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/10	12/31/10	07/01/10 – 12/31/10
Class X
Actual (30.63% return)	$1,000.00	$1,306.30	$5.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.47	$4.79
Class Y
Actual (30.46% return)	$1,000.00	$1,304.60	$6.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.21	$6.06

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.94% and 1.19% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Focus Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/10	12/31/10	07/01/10 – 12/31/10
Class X
Actual (34.86% return)	$1,000.00	$1,348.60	$4.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.48	$3.77
Class Y
Actual (34.65% return)	$1,000.00	$1,346.50	$5.86
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.21	$5.04

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.74% and 0.99% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Capital Opportunities

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/10	12/31/10	07/01/10 – 12/31/10
Class X
Actual (38.23% return)	$1,000.00	$1,382.30	$6.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.41	$5.85
Class Y
Actual (38.10% return)	$1,000.00	$1,381.00	$8.40
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.15	$7.12

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.15% and 1.40% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ December 31, 2010 continued

Mid Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/10	12/31/10	07/01/10 – 12/31/10
Class X
Actual (31.18% return)	$1,000.00	$1,311.80	$4.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.17	$4.08
Class Y
Actual (31.01% return)	$1,000.00	$1,310.10	$6.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.91	$5.35

  @  Expenses are equal to the Porfolio's annualized expense ratios of 0.80% and 1.05% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Money Market

Portfolio of Investments ■ December 31, 2010

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Commercial Paper (41.9%)
	Asset-Backed - Corporate (5.0%)
$5,000	Atlantis One Funding (a)	0.15%		01/03/11	$4,999,958
	Domestic Banks (10.0%)
5,000	JP Morgan Chase & Co.	0.01		01/03/11	4,999,997
5,000	Wells Fargo & Co.	0.03		01/03/11	4,999,992
					9,999,989
	International Banks (26.9%)
4,500	ABN Amro Funding USA LLC (a)	0.31 - 0.35		02/04/11 - 03/15/11	4,497,651
500	BNZ International Funding (a)	0.42		06/07/11	499,084
5,000	BPCE SA (a)	0.39 - 0.64		01/04/11 - 03/15/11	4,997,521
5,000	Credit Suisse - New York Branch	0.25		01/24/11	4,999,201
5,000	Deutsche Bank Financial LLC	0.25		01/21/11	4,999,306
5,000	Nordea North America, Inc.	0.27		01/13/11	4,999,550
2,000	Sumitomo Mitsui Banking Corp. (a)	0.30		01/26/11	1,999,583
					26,991,896
	Total Commercial Paper (Cost $41,991,843)				41,991,843
	Floating Rate Notes (22.9%)
	International Banks
5,000	Barclays Bank PLC	0.44	(b)	01/19/11(c)	5,000,000
5,000	BNP Paribas	0.65	(b)	03/23/11(c)	5,000,000
4,000	Lloyds TSB Bank PLC	0.46	(b)	01/31/11(c)	4,000,000
4,000	Royal Bank of Scotland PLC	0.49	(b)	02/10/11(c)	4,000,000
5,000	Societe Generale	1.49	(b)	02/07/11(c)	5,000,000
	Total Floating Rate Notes (Cost $23,000,000)				23,000,000
	Certificates of Deposit (19.9%)
	International Banks
5,000	Bank of Montreal - Chicago	0.23		01/14/11	5,000,000
5,000	Credit AG CIB	0.31		02/04/11	5,000,000
5,000	Credit Industriel et Commercial	0.50		01/05/11	5,000,000
5,000	Svenska Handelsbanken NY	0.28		02/01/11	5,000,042
	Total Certificates of Deposit (Cost $20,000,042)				20,000,042

See Notes to Financial Statements

Money Market

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Repurchase Agreements (15.6%)
$10,635	Barclays Capital LLC (dated 12/31/10; proceeds $10,635,222; fully collateralized by U.S. Government Obligations; U.S. Treasury Notes 0.00% - 1.88% due 07/15/13 - 02/15/24; valued at $10,847,701)	0.25%	01/03/11	$10,635,000
5,000	BNP Paribas Securities (dated 12/31/10; proceeds $5,000,071; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 4.50% due 09/01/40; valued at $5,150,001)	0.17	01/03/11	5,000,000
	Total Repurchase Agreements (Cost $15,635,000)			15,635,000
	Total Investments (Cost $100,626,885) (d)		100.3%	100,626,885
	Liabilities in Excess of Other Assets		(0.3)	(341,752)
	Net Assets		100.0%	$100,285,133

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Rate shown is the rate in effect at December 31, 2010.

  (c)  Date of next interest rate reset.

  (d)  Cost is the same for federal income tax purposes.

MATURITY SCHEDULE†

1 - 30 Days	64%
31 - 60 Days	25
61 - 90 Days	10
91 - 120 Days	—
121 + Days	1
100%

†  As a percentage of total investments.

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Foreign Government & Corporate Bonds (18.8%)
	Argentina (0.6%)
	Foreign Government Obligations
$161	Argentina Bonos	7.00%		10/03/15	$155,367
8	Argentina Government International Bond	8.28		12/31/33	7,285
18	Argentina Government International Bond (Series NY)	2.50	(a)	12/31/38	7,919
	Total Argentina				170,571
	Australia (0.4%)
	Commercial Banks - Non-U.S. Government Guaranteed
100	National Australia Bank Ltd. (144A) (b)	3.375		07/08/14	105,716
	Belgium (0.1%)
	Food - Retail
34	Delhaize Group SA (144A) (b)	5.70		10/01/40	32,477
	Bermuda (0.1%)
	Energy Equipment & Services
20	Weatherford International Ltd.	9.625		03/01/19	25,702
	Brazil (1.5%)
	Foreign Government Obligations
200	Banco Nacional de Desenvolvimento Economico e Social (144A) (b)	6.369		06/16/18	218,760
150	Brazilian Government International Bond	5.875		01/15/19	167,250
10	Brazilian Government International Bond	7.125		01/20/37	11,975
	Total Brazil				397,985
	Canada (1.0%)
	Diversified Minerals (0.5%)
105	Teck Resources Ltd.	10.25		05/15/16	130,076
	Pipelines (0.4%)
120	Kinder Morgan Finance Co. ULC	5.70		01/05/16	122,100
	Real Estate Operation/Development (0.1%)
20	Brookfield Asset Management, Inc.	5.80		04/25/17	20,459
	Total Canada				272,635

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE		MATURITY DATE	VALUE
		Cayman Islands (0.6%)
		Aerospace/Defense (0.2%)
	$45	Systems 2001 Asset Trust (144A) (b)	6.664%		09/15/13	$49,880
		Diversified Minerals (0.2%)
	50	Vale Overseas Ltd.	5.625		09/15/19	53,505
	5	Vale Overseas Ltd.	6.875		11/10/39	5,550
						59,055
		Oil Company - Integrated (0.2%)
	55	Petrobras International Finance Co.	5.75		01/20/20	57,341
		Total Cayman Islands				166,276
		Dominican Republic (0.0%)
		Foreign Government Obligation
	5	Dominican Republic International Bond	9.04		01/23/18	6,230
		France (0.2%)
		Multimedia (0.1%)
	40	Vivendi SA (144A) (b)	6.625		04/04/18	44,607
		Telephone - Integrated (0.1%)
	15	France Telecom SA	8.50		03/01/31	20,448
		Total France				65,055
		Ghana (0.4%)
		Foreign Government Obligation
	100	Republic of Ghana (144A) (b)	8.50		10/04/17	112,750
		Hungary (0.1%)
		Foreign Government Obligation
HUF	5,910	Hungary Government Bond (Series A)	7.50		11/12/20	27,580
		Indonesia (1.1%)
		Foreign Government Obligations (1.0%)
	$100	Indonesia Government International Bond	7.75		01/17/38	122,500
	100	Indonesia Government International Bond (144A) (b)	11.625		03/04/19	148,750
						271,250
		Paper & Related Products (0.1%)
	264	Tjiwi Kimia Finance BV	0.00		04/28/27	9,227
	19	Tjiwi Kimia Finance BV	3.291	(a)	04/28/15	4,625
	107	Tjiwi Kimia Finance BV	3.292	(a)	04/30/18	20,811
						34,663
		Total Indonesia				305,913

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE		MATURITY DATE	VALUE
		Ireland (0.5%)
		Electric - Integrated (0.3%)
	$75	Iberdrola Finance Ireland Ltd. (144A) (b)	5.00%		09/11/19	$72,042
		Foreign Government Obligation (0.2%)
EUR	68	Ireland Government Bond	5.40		03/13/25	65,077
		Total Ireland				137,119
		Kazakhstan (0.4%)
		Oil Company - Exploration & Production (0.4%)
	$100	KazMunayGas National Co. (144A) (b)	9.125		07/02/18	117,500
		Luxembourg (1.1%)
		Electric - Integrated (0.4%)
	100	Enel Finance International SA (144A) (b)	5.125		10/07/19	99,275
		Metals & Mining (0.2%)
	40	ArcelorMittal	9.85		06/01/19	50,629
		Satellite Telecommunication (0.4%)
	95	Intelsat Jackson Holdings SA	9.50		06/15/16	100,700
	23	Intelsat Luxembourg SA	11.50	(c)	02/04/17	25,062
						125,762
		Telephone - Integrated (0.1%)
	25	Telecom Italia Capital SA	6.999		06/04/18	26,509
		Total Luxembourg				302,175
		Mexico (1.6%)
		Foreign Government Obligations (0.9%)
MXN	723	Mexican Bonos (Series M)	8.00		06/11/20	62,992
	$20	Mexico Government International Bond	6.05		01/11/40	20,550
	100	Mexico Government International Bond (Series A)	6.75		09/27/34	113,000
	44	Mexico Government International Bond (Series E)	5.95		03/19/19	49,280
						245,822
		Food - Baking (0.4%)
	100	Grupo Bimbo SAB de CV (144A) (b)	4.875		06/30/20	100,891
		Oil Company - Integrated (0.3%)
	60	Petroleos Mexicanos	5.50		01/21/21	61,050
	15	Petroleos Mexicanos	8.00		05/03/19	18,150
						79,200
		Total Mexico				425,913

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE	MATURITY DATE	VALUE
		Netherlands (1.1%)
		Electric - Generation (0.5%)
	$130	Intergen N.V. (144A) (b)	9.00%	06/30/17	$138,450
		Multi-line Insurance (0.3%)
	75	Aegon N.V.	4.625	12/01/15	77,385
		Telephone - Integrated (0.3%)
	25	Deutsche Telekom International Finance BV	8.75	06/15/30	33,689
	45	Telefonica Europe BV	8.25	09/15/30	52,418
					86,107
		Total Netherlands			301,942
		Peru (0.5%)
		Foreign Government Obligations
	40	Peruvian Government International Bond	7.125	03/30/19	48,000
	10	Peruvian Government International Bond	7.35	07/21/25	12,215
	56	Peruvian Government International Bond	8.75	11/21/33	77,140
		Total Peru			137,355
		Philippines (0.4%)
		Foreign Government Obligation
	87	Philippine Government International Bond	8.875	03/17/15	107,662
		Russia (1.6%)
		Foreign Government Obligations
	100	Russian Foreign Bond - Eurobond	5.00	04/29/20	100,500
	147	Russian Foreign Bond - Eurobond	7.50	03/31/30	170,265
	90	Russian Foreign Bond - Eurobond	12.75	06/24/28	157,050
		Total Russia			427,815
		South Africa (0.1%)
		Foreign Government Obligation
ZAR	260	South Africa Government Bond (Series R208)	6.75	03/31/21	35,741
		Switzerland (0.5%)
		Commercial Banks
	$110	Credit Suisse	5.30	08/13/19	116,391
	5	Credit Suisse	6.00	02/15/18	5,369
	20	Credit Suisse AG	5.40	01/14/20	20,462
		Total Switzerland			142,222

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE	MATURITY DATE	VALUE
		Turkey (1.3%)
		Foreign Government Obligations
TRY	80	Turkey Government Bond	10.50%	01/15/20	$58,005
	$100	Turkey Government International Bond	5.625	03/30/21	104,500
	100	Turkey Government International Bond	6.75	04/03/18	114,500
	17	Turkey Government International Bond	6.875	03/17/36	19,040
	15	Turkey Government International Bond	8.00	02/14/34	18,863
	19	Turkey Government International Bond	11.875	01/15/30	32,727
		Total Turkey			347,635
		Ukraine (0.4%)
		Foreign Government Obligation
	100	Ukraine Government International Bond	6.75	11/14/17	100,200
		United Kingdom (2.5%)
		Advertising Services (0.4%)
	100	WPP Finance	8.00	09/15/14	115,138
		Commercial Banks (1.0%)
	65	Barclays Bank PLC	6.75	05/22/19	73,537
	100	Royal Bank of Scotland PLC (The)	4.875	03/16/15	102,389
	100	Standard Chartered PLC (144A) (b)	3.85	04/27/15	103,059
					278,985
		Diversified Minerals (0.5%)
	100	Anglo American Capital PLC (144A) (b)	9.375	04/08/19	134,721
		Telephone - Integrated (0.4%)
	100	Virgin Media Finance PLC	9.125	08/15/16	107,000
		Tobacco (0.2%)
	30	BAT International Finance PLC (144A) (b)	9.50	11/15/18	39,537
		Total United Kingdom			675,381
		Uruguay (0.0%)
		Foreign Government Obligation
	10	Uruguay Government International Bond	8.00	11/18/22	12,425

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Venezuela (0.7%)
	Foreign Government Obligations
$20	Venezuela Government International Bond	6.00%	12/09/20	$11,600
150	Venezuela Government International Bond	7.65	04/21/25	94,875
50	Venezuela Government International Bond	8.50	10/08/14	42,500
34	Venezuela Government International Bond	9.25	09/15/27	25,500
25	Venezuela Government International Bond	10.75	09/19/13	24,187
	Total Venezuela			198,662
	Total Foreign Government & Corporate Bonds (Cost $4,862,989)			5,158,637
	Domestic Corporate Bonds (59.4%)
	Advanced Materials/Products (0.1%)
40	Hexcel Corp.	6.75	02/01/15	41,000
	Advertising Agencies (0.2%)
45	Omnicom Group, Inc.	4.45	08/15/20	44,119
	Advertising Services (0.5%)
145	inVentiv Health, Inc. (144A) (b)	10.00	08/15/18	145,725
	Aerospace/Defense - Equipment (0.8%)
200	TransDigm, Inc. (144A) (b)	7.75	12/15/18	208,000
	Agricultural Operations (0.2%)
35	Bunge Ltd. Finance Corp.	8.50	06/15/19	41,102
	Apparel Manufacturers (0.4%)
100	Levi Strauss & Co.	7.625	05/15/20	103,750
	Auto - Cars/Light Trucks (0.2%)
30	Daimler Finance North America LLC	7.30	01/15/12	31,883
25	Nissan Motor Acceptance Corp. (144A) (b)	4.50	01/30/15	25,982
				57,865
	Auto Parts: Original Equipment Manufacturer (0.7%)
30	Tenneco, Inc. (144A) (b)	6.875	12/15/20	30,825
80	Tenneco, Inc.	8.125	11/15/15	85,200
70	TRW Automotive, Inc. (144A) (b)	8.875	12/01/17	78,750
				194,775
	Beverages (0.2%)
45	Anheuser-Busch InBev Worldwide, Inc. (144A) (b)	5.375	11/15/14	49,622
	Beverages - Wine/Spirits (1.1%)
285	Constellation Brands, Inc.	7.25	05/15/17	303,169

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Building - Residential/Commercial (0.8%)
$75	DR Horton, Inc.	6.50%	04/15/16	$77,437
145	Lennar Corp.	6.95	06/01/18	138,475
				215,912
	Building Product - Cement/Aggregation (0.3%)
20	CRH America, Inc.	6.00	09/30/16	21,367
25	Holcim US Finance Sarl & Cie SCS (144A) (b)	6.00	12/30/19	26,006
40	Lafarge SA (144A) (b)	5.50	07/09/15	41,607
				88,980
	Building Product - Wood (0.3%)
70	Masco Corp.	6.125	10/03/16	71,624
	Building Societies (0.5%)
120	Nationwide Building Society (144A) (b)	6.25	02/25/20	125,266
	Cable/Satellite TV (2.6%)
130	Charter Communications Operating LLC/Charter Communications Operating Capital (144A) (b)	10.875	09/15/14	145,925
305	CSC Holdings LLC	8.625	02/15/19	346,175
40	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	7.625	05/15/16	44,399
65	DISH DBS Corp.	6.625	10/01/14	67,600
90	DISH DBS Corp.	7.00	10/01/13	96,525
				700,624
	Capital Markets (0.5%)
135	Goldman Sachs Group, Inc. (The)	6.15	04/01/18	148,880
	Casino Gaming (2.1%)
110	Caesars Entertainment Operating Co., Inc.	11.25	06/01/17	124,300
90	Las Vegas Sands Corp.	6.375	02/15/15	92,363
195	MGM Mirage	6.75	04/01/13	194,805
145	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75	08/15/20	157,687
				569,155
	Cellular Telecommunications (0.2%)
50	Nextel Communications, Inc. (Series E)	6.875	10/31/13	50,375
	Chemicals (0.3%)
80	Mosaic Co. (The) (144A) (b)	7.625	12/01/16	86,101
	Chemicals - Diversified (0.5%)
121	Lyondell Chemical Co. (144A) (b)	8.00	11/01/17	134,159

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Chemicals - Specialty (1.1%)
$40	Albemarle Corp.	4.50%		12/15/20	$39,447
65	Ashland, Inc.	9.125		06/01/17	75,238
95	Nalco Co. (144A) (b)	6.625		01/15/19	97,612
80	Nalco Co.	8.25		05/15/17	87,100
					299,397
	Coal (0.5%)
35	Foundation PA Coal Co. LLC	7.25		08/01/14	35,787
90	Massey Energy Co.	6.875		12/15/13	91,575
					127,362
	Commercial Banks (0.7%)
70	PNC Funding Corp.	5.125		02/08/20	73,093
35	PNC Funding Corp.	6.70		06/10/19	40,363
75	Regions Financial Corp.	5.75		06/15/15	73,477
					186,933
	Commercial Services (2.0%)
430	ServiceMaster Co. (The) (144A) (b)	10.75	(c)	07/15/15	462,250
80	Ticketmaster Entertainment LLC	10.75		08/01/16	87,000
					549,250
	Computer Services (0.5%)
95	SunGard Data Systems, Inc. (144A) (b)	7.375		11/15/18	95,950
30	SunGard Data Systems, Inc.	10.625		05/15/15	33,225
					129,175
	Consulting Services (0.1%)
35	SAIC, Inc. (144A) (b)	5.95		12/01/40	35,615
	Consumer Products - Miscellaneous (1.1%)
280	Jarden Corp.	7.50		05/01/17	296,450
	Containers - Paper/Plastic (0.3%)
75	Graphic Packaging International, Inc.	7.875		10/01/18	78,937
	Data Processing Services (0.6%)
85	Fidelity National Information Services, Inc. (144A) (b)	7.625		07/15/17	89,887
11	First Data Corp. (144A) (b)	8.25		01/15/21	10,615
40	First Data Corp. (144A) (b)	8.875		08/15/20	42,400
3	First Data Corp.	9.875		09/24/15	2,873
11	First Data Corp. (144A) (b)	12.625		01/15/21	10,560
					156,335

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Decision Support Software (0.3%)
$100	Vangent, Inc.	9.625%	02/15/15	$91,000
	Dialysis Centers (0.5%)
145	DaVita, Inc.	6.375	11/01/18	144,637
	Distribution/Wholesale (0.1%)
35	Ingram Micro, Inc.	5.25	09/01/17	35,469
	Diversified Financial Services (3.4%)
175	Ally Financial, Inc. (144A) (b)	6.25	12/01/17	175,219
70	Ally Financial, Inc.	6.875	09/15/11	72,275
215	Ally Financial, Inc. (144A) (b)	7.50	09/15/20	226,556
25	Citigroup, Inc. (See Note 6)	8.125	07/15/39	31,905
160	Citigroup, Inc. (See Note 6)	8.50	05/22/19	198,941
5	General Electric Capital Corp.	5.625	05/01/18	5,461
210	General Electric Capital Corp. (Series G)	6.00	08/07/19	234,041
				944,398
	Diversified Manufactured Operation (0.2%)
45	Cooper US, Inc.	5.25	11/15/12	48,352
	Diversified Operation/Commercial Service (1.1%)
285	ARAMARK Corp.	8.50	02/01/15	299,250
	E-Commerce/Services (0.7%)
40	Expedia, Inc.	5.95	08/15/20	40,400
140	Expedia, Inc.	8.50	07/01/16	154,000
				194,400
	Electric - Generation (1.3%)
80	AES Corp. (The)	7.75	03/01/14	85,800
85	AES Corp. (The)	8.00	06/01/20	90,525
20	Edison Mission Energy	7.00	05/15/17	15,950
67	Homer City Funding LLC	8.137	10/01/19	63,650
87	Midwest Generation LLC (Series B)	8.56	01/02/16	87,641
				343,566
	Electric - Integrated (2.4%)
90	CMS Energy Corp.	6.25	02/01/20	92,298
30	Ipalco Enterprises, Inc.	8.625	11/14/11	31,275
245	Mirant Americas Generation LLC	8.50	10/01/21	246,225
60	PPL Energy Supply LLC	6.50	05/01/18	66,904
45	Progress Energy, Inc.	7.05	03/15/19	53,474
15	Public Service Co. of Colorado	5.125	06/01/19	16,386
150	Puget Energy, Inc. (144A) (b)	6.50	12/15/20	147,787
				654,349

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Electric Utilities (0.2%)
$40	FirstEnergy Solutions Corp.	6.05%	08/15/21	$41,171
	Electronic Equipment, Instruments & Components (0.1%)
10	Corning, Inc.	6.625	05/15/19	11,560
15	Corning, Inc.	7.25	08/15/36	17,124
				28,684
	Electronic Measuring Instrument (0.1%)
15	Agilent Technologies, Inc.	5.50	09/14/15	16,310
	Electronics - Military (0.5%)
145	L-3 Communications Corp.	5.875	01/15/15	148,444
	Finance - Auto Loans (0.8%)
210	Ford Motor Credit Co. LLC	7.00	04/15/15	225,877
	Finance - Consumer Loans (0.2%)
60	SLM Corp. (MTN)	8.00	03/25/20	60,933
	Finance - Credit Card (0.6%)
130	American Express Co.	8.125	05/20/19	162,004
	Finance - Investment Banker/Broker (0.7%)
25	Bear Stearns Cos. LLC (The)	7.25	02/01/18	29,669
100	Merrill Lynch & Co., Inc.	6.11	01/29/37	90,546
80	TD Ameritrade Holding Corp.	5.60	12/01/19	83,923
				204,138
	Finance - Other Services (0.2%)
60	NASDAQ OMX Group, Inc. (The)	5.55	01/15/20	60,729
	Finance - Rental/Leasing Company (1.0%)
275	International Lease Finance Corp.	8.25	12/15/20	283,594
	Food - Canned (0.5%)
125	TreeHouse Foods, Inc.	7.75	03/01/18	135,781
	Food - Meat Products (0.6%)
75	JBS USA LLC/JBS USA Finance, Inc.	11.625	05/01/14	88,125
85	Smithfield Foods, Inc.	7.00	08/01/11	87,550
				175,675
	Food - Miscellaneous/Diversified (0.2%)
25	ConAgra Foods, Inc.	7.00	10/01/28	28,099
20	ConAgra Foods, Inc.	8.25	09/15/30	25,008
				53,107

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Food - Retail (1.2%)
$285	SUPERVALU, Inc.	8.00%		05/01/16	$274,313
45	Woolworths Ltd. (144A) (b)	4.00		09/22/20	43,663
					317,976
	Food Products (0.2%)
50	Kraft Foods, Inc.	5.375		02/10/20	53,911
	Health Care Providers & Services (0.3%)
75	Healthsouth Corp.	10.75		06/15/16	81,187
	Hotels & Motels (0.1%)
30	Hyatt Hotels Corp. (144A) (b)	6.875		08/15/19	32,850
	Independent Power Producer (0.4%)
115	NRG Energy, Inc.	8.50		06/15/19	119,312
	Insurance (0.4%)
35	MetLife, Inc.	7.717		02/15/19	43,038
30	Principal Financial Group, Inc.	8.875		05/15/19	37,801
35	Prudential Financial, Inc. (MTN)	6.625		12/01/37	39,035
					119,874
	Media (0.5%)
30	CBS Corp.	8.875		05/15/19	37,801
40	Time Warner Cable, Inc.	6.75		07/01/18	46,697
15	Time Warner, Inc.	4.875		03/15/20	15,651
30	Time Warner, Inc.	5.875		11/15/16	33,904
					134,053
	Medical - Biomedical/Genetics (0.2%)
40	Life Technologies Corp.	6.00		03/01/20	42,921
	Medical - Drugs (0.6%)
100	Axcan Intermediate Holdings, Inc.	12.75		03/01/16	103,250
70	Endo Pharmaceuticals Holdings, Inc. (144A) (b)	7.00		12/15/20	71,750
					175,000
	Medical - Hospitals (2.4%)
85	Capella Healthcare, Inc. (144A) (b)	9.25		07/01/17	90,312
45	CHS/Community Health Systems, Inc.	8.875		07/15/15	47,363
95	HCA, Inc.	5.75		03/15/14	94,050
125	HCA, Inc.	7.69		06/15/25	120,625
50	LifePoint Hospitals, Inc. (144A) (b)	6.625		10/01/20	49,875
35	Select Medical Corp.	6.237	(a)	09/15/15	32,550
15	Select Medical Corp.	7.625		02/01/15	15,075
20	Tenet Healthcare Corp. (144A) (b)	8.00		08/01/20	20,350

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$15	Tenet Healthcare Corp.	9.25%	02/01/15	$16,050
90	Tenet Healthcare Corp.	10.00	05/01/18	105,300
75	UHS Escrow Corp. (144A) (b)	7.00	10/01/18	77,250
				668,800
	Medical Labs & Testing Services (0.1%)
25	Laboratory Corp. of America Holdings	3.125	05/15/16	24,738
	Medical Products (0.3%)
91	Fresenius Medical Care Capital Trust IV	7.875	06/15/11	93,047
	Metal - Copper (0.2%)
15	Southern Copper Corp.	5.375	04/16/20	15,240
25	Southern Copper Corp.	6.75	04/16/40	26,012
				41,252
	Metals & Mining (0.1%)
20	Freeport-McMoRan Copper & Gold, Inc.	8.375	04/01/17	22,152
	Multi-line Insurance (0.2%)
60	Hartford Financial Services Group, Inc. (See Note 6)	5.50	03/30/20	60,974
	Multiline Retail (0.2%)
15	JC Penney Co., Inc.	5.65	06/01/20	14,438
36	JC Penney Corp., Inc.	6.375	10/15/36	32,940
				47,378
	Multimedia (0.5%)
50	NBC Universal, Inc. (144A) (b)	5.15	04/30/20	51,927
65	News America, Inc.	7.85	03/01/39	81,187
				133,114
	Office Electronics (0.1%)
10	Xerox Corp.	5.625	12/15/19	10,738
20	Xerox Corp.	6.35	05/15/18	22,579
				33,317
	Oil Companies - Exploration & Production (5.0%)
55	Anadarko Petroleum Corp.	6.95	06/15/19	61,807
155	Denbury Resources, Inc.	9.75	03/01/16	173,600
100	Energy XXI Gulf Coast, Inc. (144A) (b)	9.25	12/15/17	104,250
25	EQT Corp.	8.125	06/01/19	29,133
95	Hilcorp Energy I LP/Hilcorp Finance Co. (144A) (b)	7.75	11/01/15	98,563
33	Pemex Project Funding Master Trust	6.625	06/15/35	33,742
25	Pemex Project Funding Master Trust	6.625	06/15/38	25,518
150	Petrohawk Energy Corp.	7.25	08/15/18	152,250

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$20	Plains Exploration & Production Co.	7.75%		06/15/15	$20,950
110	Plains Exploration & Production Co.	10.00		03/01/16	123,475
95	QEP Resources, Inc.	6.875		03/01/21	100,225
150	Range Resources Corp.	6.75		08/01/20	155,437
170	SandRidge Energy, Inc.	8.625	(c)	04/01/15	174,887
125	Sandridge Energy, Inc.	8.75		01/15/20	129,063
					1,382,900
	Paper & Related Products (1.4%)
70	Boise Paper Holdings LLC/Boise Finance Co.	9.00		11/01/17	76,825
40	Georgia-Pacific LLC (144A) (b)	5.40		11/01/20	39,622
90	Georgia-Pacific LLC (144A) (b)	8.25		05/01/16	102,037
35	Glatfelter	7.125		05/01/16	36,444
40	International Paper Co.	7.95		06/15/18	47,667
70	Verso Paper Holdings LLC/Verso Paper, Inc. (Series B)	9.125		08/01/14	72,450
					375,045
	Pipelines (0.9%)
20	CenterPoint Energy Resources Corp.	6.25		02/01/37	20,991
50	Energy Transfer Partners LP	9.00		04/15/19	62,735
130	Williams Cos., Inc. (The)	7.875		09/01/21	153,731
					237,457
	REIT - Diversified (0.5%)
80	Digital Realty Trust LP (144A) (b)	4.50		07/15/15	80,574
55	Duke Realty LP	6.75		03/15/20	59,772
10	Vornado Realty LP	4.25		04/01/15	10,105
					150,451
	REIT - Health Care (0.4%)
50	Health Care, Inc.	6.125		04/15/20	52,726
50	Healthcare Realty Trust, Inc.	5.75		01/15/21	50,102
					102,828
	REIT - Office Property (0.1%)
30	BioMed Realty LP (144A) (b)	6.125		04/15/20	31,732
	Resorts/Theme Parks (0.0%)
299	Resort at Summerlin LP (Series B) (d)(e)(f)(g)	13.00	(c)	12/15/07	0
	Retail - Discount (0.5%)
100	Dollar General Corp.	10.625		07/15/15	109,250
35	Wal-Mart Stores, Inc.	5.25		09/01/35	35,344
					144,594

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Retail - Drug Store (0.3%)
$77	CVS Pass-Through Trust	6.036%	12/10/28	$78,749
	Retail - Mail Order (0.2%)
50	QVC, Inc. (144A) (b)	7.125	04/15/17	52,625
	Retail - Perfume & Cosmetics (0.5%)
140	Sally Holdings LLC/Sally Capital, Inc.	9.25	11/15/14	147,700
	Retail - Restaurants (0.1%)
30	Yum! Brands, Inc.	6.875	11/15/37	34,159
	Satellite Telecommunication (0.5%)
120	Intelsat Corp.	9.25	06/15/16	130,200
	Schools (0.2%)
55	Duke University	5.15	04/01/19	59,984
	Semiconductor Equipment (0.1%)
35	KLA-Tencor Corp.	6.90	05/01/18	38,556
	Special Purpose Entity (1.4%)
160	AIG SunAmerica Global Financing VI (144A) (b)	6.30	05/10/11	163,200
17	CA FM Lease Trust (144A) (b)(e)	8.50	07/15/17	19,199
50	Harley-Davidson Funding Corp. (144A) (b)	6.80	06/15/18	52,745
150	NSG Holdings LLC/NSG Holdings, Inc. (144A) (b)	7.75	12/15/25	140,250
				375,394
	Specialty Retail (0.2%)
65	Home Depot, Inc.	5.875	12/16/36	67,838
	Super-Regional Banks - U.S. (0.3%)
70	KeyCorp (MTN)	6.50	05/14/13	76,042
	Telecommunication Services (0.7%)
75	Qwest Corp.	8.375	05/01/16	89,250
100	Sable International Finance Ltd. (144A) (b)	7.75	02/15/17	106,250
				195,500
	Telephone - Integrated (2.0%)
105	Cincinnati Bell, Inc.	8.375	10/15/20	101,062
110	Frontier Communications Corp.	9.00	08/15/31	113,575
90	Qwest Communications International, Inc. (144A) (b)	7.125	04/01/18	93,600
70	Sprint Capital Corp.	6.90	05/01/19	69,475
65	Verizon Communications, Inc.	6.35	04/01/19	75,143
100	Windstream Corp.	7.875	11/01/17	105,625
				558,480

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Therapeutics (0.5%)
$145	Warner Chilcott Co. LLC/Warner Chilcott Finance LLC (144A) (b)	7.75%		09/15/18	$147,175
	Tobacco (0.1%)
20	Altria Group, Inc.	9.25		08/06/19	26,142
	Transport - Rail (0.2%)
15	CSX Corp.	6.15		05/01/37	16,182
30	Union Pacific Corp.	6.125		02/15/20	34,295
					50,477
	Transport - Services (0.2%)
20	Ryder System, Inc. (MTN)	5.85		11/01/16	22,000
25	Ryder System, Inc. (MTN)	7.20		09/01/15	28,701
					50,701
	Total Domestic Corporate Bonds (Cost $15,531,571)				16,308,110
	Asset-Backed Securities (1.4%)
100	Ally Master Owner Trust 2010-3 A (144A) (b)	2.88		04/15/15	102,471
125	Ford Credit Floorplan Master Owner Trust 2010-3 A2 (144A) (b)	1.96	(a)	02/15/17	128,816
20	Specialty Underwriting & Residential Finance 2004-BC2 A2	0.531	(a)	05/25/35	16,951
125	Westlake Automobile Receivables Trust 2010-1A B (144A) (b)	5.00		05/15/15	125,520
	Total Asset-Backed Securities (Cost $369,524)				373,758
	U.S. Government Agencies & Obligations (10.2%)
	U.S. Government Agencies (3.7%)
	Federal Home Loan Mortgage Corp.
200		2.875		02/09/15	208,428
150		3.00		07/28/14	158,036
200		6.75		03/15/31	256,866
	Federal National Mortgage Association
100		4.375		10/15/15	110,194
200		5.00		05/11/17	224,579
56	356 25 (IO)	7.00		12/01/34	10,560
101	356 30 (IO)	8.00		06/01/35	21,353
48	356 47 (IO)	6.50		12/01/29	6,068
47	356 49 (IO)	7.00		11/01/19	7,108
					1,003,192

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	U.S. Government Obligations (6.5%)
	U.S. Treasury Bonds
$250		3.50%	02/15/39	$215,469
60		4.25	05/15/39	59,119
240		4.375	11/15/39	241,313
910		7.50	11/15/24	1,275,137
				1,791,038
	Total U.S. Government Agencies & Obligations (Cost $2,747,822)			2,794,230
	U.S. Government Agencies - Mortgage-Backed Securities (0.7%)
	Federal National Mortgage Association (0.7%)
47		6.50	07/01/29	53,209
16		6.50	05/01/31	18,139
54		6.50	03/01/32	60,365
8		6.50	11/01/33	9,329
34		7.00	02/01/33	38,874
3		8.00	02/01/12	3,032
				182,948
	Government National Mortgage Association (0.0%)
1		8.00	06/15/26	809
	Total U.S. Government Agencies - Mortgage-Backed Securities (Cost $169,823)			183,757
	Municipal Bonds (1.0%)
35	Chicago Transit Authority (Series B)	6.20	12/01/40	32,227
15	City of Chicago O'Hare Int'l Airport (Series B)	6.395	01/01/40	14,643
30	City of New York (Series G-1)	5.968	03/01/36	30,056
75	Illinois State Toll Highway Authority 2009 (Series A)	6.184	01/01/34	74,040
15	Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4 (Series 2010 J)	6.637	04/01/57	14,779
20	Municipal Electric Authority of Georgia Plant Vogtle	6.655	04/01/57	19,497
30	New York City Transitional Finance Authority	5.267	05/01/27	28,866
40	State of California - Various Purpose	5.95	04/01/16	42,375
25	State of California - Various Purpose	6.65	03/01/22	26,327
	Total Municipal Bonds (Cost $286,581)			282,810

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Collateralized Mortgage Obligations (6.2%)
	Private Issues (4.9%)
$156	Banc of America Alternative Loan Trust 2005-12 5A1	5.25%		01/25/21	$152,221
95	Countrywide Alternative Loan Trust 2006-8T1 1A3	6.00		04/25/36	76,733
190	Countrywide Home Loan Mortgage Pass-Through Trust 2007-13 A10	6.00		08/25/37	161,530
	First Horizon Alternative Mortgage Securities
95	2005-FA8 2A1	5.00		11/25/20	97,401
86	2006-FA5 A3	6.25		08/25/36	67,174
125	GMAC Mortgage Corp. Loan Trust 2010-1 A (144A) (b)	4.25		07/25/40	126,121
99	GS Mortgage Securities Corp. 2008-2R 1A1 (144A) (b)	7.50	(a)	09/25/36	87,970
79	JP Morgan Mortgage Trust 2005-A8 3A1	5.225	(a)	11/25/35	70,615
100	Lehman Mortgage Trust 2006-1 3A5	5.50		02/25/36	91,639
52	Mastr Adjustable Rate Mortgages Trust 2006-OA1 3A3	1.268	(a)	04/25/46	1,767
	Residential Accredit Loans, Inc.
97	2005-QS3 1A21	0.761	(a)	03/25/35	74,999
117	2006-QS4 A4	6.00		04/25/36	85,926
186	Structured Adjustable Rate Mortgage Loan Trust 2004-10 1A1	2.746	(a)	08/25/34	168,098
100	WaMu Mortgage Pass-Through Certificates 2005-AR10 1A3	2.77	(a)	09/25/35	80,819
					1,343,013
	U.S. Government Agencies (1.3%)
	Federal Home Loan Mortgage Corp.
298	3339 TI (IO)	5.88	(a)	07/15/37	42,991
399	3747 SA (IO)	6.24	(a)	10/15/40	58,753
	Federal National Mortgage Association
691	2010-136 SA (IO)	5.739	(a)	12/25/40	101,606
150	2010-130 SE (IO)	6.289	(a)	11/25/40	23,744
284	2009-8 BS (IO)	6.439	(a)	02/25/24	32,527
596	Government National Mortgage Association 2010-115 AS (IO)	5.789	(a)	09/20/40	96,066
					355,687
	Total Collateralized Mortgage Obligations (Cost $1,646,390)				1,698,700

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

NUMBER OF SHARES				VALUE
	Preferred Stock (0.3%)
	Diversified Financial Services
82	Ally Financial, Inc. $70.00 (144A) (b) (Cost $34,389)			$77,498
	Common Stocks (0.0%)
	Communications Equipment (0.0%)
563	Orbcomm, Inc. (h)			1,458
	Diversified Telecommunication Services (0.0%)
109	XO Holdings, Inc. (g)(h)			75
	Electric Utilities (0.0%)
13	PNM Resources, Inc. (g)			169
	Wireless Telecommunication Services (0.0%)
49	USA Mobility, Inc. (g)			871
	Total Common Stocks (Cost $637)			2,573
PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Short-Term Investments (1.5%)
	U.S. Government Obligation (i)(j) (0.8%)
$230	U.S. Treasury Bill (Cost $229,978)	0.134%	01/27/11	229,978
NUMBER OF SHARES (000)
	Investment Company (0.7%)
206	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $205,676)			205,676
	Total Short-Term Investments (Cost $435,654)			435,654
	Total Investments (Cost $26,085,380) (k)(l)		99.5%	27,315,727
	Other Assets in Excess of Liabilities		0.5	143,379
	Net Assets		100.0%	$27,459,106

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

  IO  Interest Only Security.

  MTN  Medium Term Note.

  REIT  Real Estate Investment Trust.

  (a)  Floating rate security. Rate shown is the rate in effect at December 31, 2010.

  (b)  Resale is restricted to qualified institutional investors.

  (c)  Payment-in-kind security.

  (d)  Non-income producing security; bond in default.

  (e)  At December 31, 2010, the Portfolio held fair valued securities valued at $19,199, representing 0.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (f)  Issuer in bankruptcy.

  (g)  Acquired through exchange offer.

  (h)  Non-income producing security.

  (i)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

  (j)  A portion of this security has been physically segregated in connection with open futures and swap contracts.

  (k)  Securities have been designated as collateral in connection with open futures, forward foreign currency and swap contracts.

  (l)  The aggregate cost for federal income tax purposes is $26,193,846. The aggregate gross unrealized appreciation is $1,729,778 and the aggregate gross unrealized depreciation is $613,197 resulting in net unrealized appreciation of $1,116,581.

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT DECEMBER 31, 2010:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
JP Morgan Securities, Inc.	CLP	15,238,080		$32,449	01/03/11	$(105)
JP Morgan Securities, Inc.	COP	57,470,400		$28,881	01/03/11	(1,074)
JP Morgan Securities, Inc.	MXN	29,241		$2,352	01/03/11	(16)
JP Morgan Securities, Inc.		$31,338	CLP	15,238,080	01/03/11	1,216
JP Morgan Securities, Inc.		$29,933	COP	57,470,400	01/03/11	23
JP Morgan Securities, Inc.	BRL	53,000		$31,435	01/04/11	(465)
JP Morgan Securities, Inc.		$30,530	BRL	53,000	01/04/11	1,371
JP Morgan Securities, Inc.		$63,332	KRW	72,571,760	01/06/11	594
JP Morgan Securities, Inc.		$30,971	THB	929,760	01/07/11	(135)
JP Morgan Securities, Inc.		$67,534	INR	3,051,168	01/10/11	580
JP Morgan Securities, Inc.		$32,390	CLP	15,238,080	01/31/11	87
JP Morgan Securities, Inc.		$31,232	BRL	53,000	02/02/11	450
UBS Securities Japan Ltd.	EUR	54,953		$72,659	03/16/11	(757)
JP Morgan Securities, Inc.		$293,219	CNY	1,920,000	05/16/11	(1,673)
Net Unrealized Appreciation						$96

Currency Abbreviations:

BRL  Brazilian Real.

CLP  Chilean Peso.

CNY  Chinese Yuan Renminbi.

COP  Colombian Peso.

EUR  Euro.

HUF  Hungarian Forint.

INR  Indian Rupee.

KRW  South Korean Won.

MXN  Mexican New Peso.

THB  Thai Baht.

TRY  Turkish Lira.

ZAR  South African Rand.

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2010:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
29	Long	U.S. Treasury Notes 5 Year, March 2011	$3,413,844	$(28,172)
1	Short	U.S. Treasury Bonds 30 Year, March 2011	(122,125)	(315)
1	Short	Euro-Bund, March 2011	(167,453)	1,102
2	Short	U.S. Ultra Bond, March 2011	(254,188)	7,808
3	Short	U.S. Treasury Notes 2 Year, March 2011	(656,719)	(756)
22	Short	U.S. Treasury Notes 10 Year, March 2011	(2,649,625)	41,591
Net Unrealized Appreciation				$21,258

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

INTEREST RATE SWAP CONTRACTS OPEN AT DECEMBER 31, 2010:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)		FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America, N.A.		$390	3 Month LIBOR	Receive	4.058%	12/09/40	$3,998
Bank of America, N.A. ***		1,620	3 Month LIBOR	Pay	4.795	12/09/20	(2,641)
Bank of America, N.A. ***	EUR	2,023	6 Month EURIBOR	Pay	3.81	11/08/25	(69,963)
Bank of America, N.A. ***		$1,935	3 Month LIBOR	Receive	4.828	11/08/25	20,550
Bank of America, N.A. ***	EUR	2,510	6 Month EURIBOR	Receive	3.33	11/08/30	58,832
Bank of America, N.A. ***		$2,425	3 Month LIBOR	Pay	4.75	11/08/30	(3,735)
Credit Suisse Group		2,615	3 Month LIBOR	Receive	0.80	10/28/13	27,850
Credit Suisse Group	CAD	849	3 Month CDOR	Receive	2.18	09/08/15	15,709
Credit Suisse Group		611	3 Month CDOR	Receive	2.208	09/08/15	10,544
Credit Suisse Group		$1,095	3 Month LIBOR	Pay	2.098	10/28/17	(47,337)
Credit Suisse Group ***	CAD	1,000	3 Month CDOR	Pay	4.065	09/08/20	(10,391)
Credit Suisse Group ***		720	3 Month CDOR	Pay	4.123	09/08/20	(5,828)
Deutsche Bank AG		$400	3 Month LIBOR	Receive	4.39	12/20/40	(19,332)
Deutsche Bank AG ***		1,620	3 Month LIBOR	Pay	5.29	12/20/20	28,658
UBS AG		390	3 Month LIBOR	Receive	4.00	12/07/40	7,944
UBS AG ***		1,620	3 Month LIBOR	Pay	4.65	12/07/20	(11,875)
Net Unrealized Appreciation							$2,983

CDOR  Canadian Dealer Offered Rate.

EURIBOR  Euro Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

  ***  Forward interest rate swap. Periodic payments on specified notional amount with future effective date, unless terminated earlier.

Currency Abbreviations:

CAD  Canadian Dollar.

EUR  Euro.

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2010 continued

ZERO COUPON SWAP CONTRACTS OPEN AT DECEMBER 31, 2010:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Bank PLC ^	$920	3 Month LIBOR	Receive	11/15/21	$(100,002)
Deutsche Bank AG ^	750	3 Month LIBOR	Receive	11/15/21	(68,832)
Deutsche Bank AG ^^	750	3 Month LIBOR	Pay	11/15/21	1,219
JPMorgan Chase Bank N.A. New York ^	535	3 Month LIBOR	Receive	11/15/19	(59,368)
UBS AG ^	255	3 Month LIBOR	Receive	11/15/19	(26,779)
Net Unrealized Depreciation					$(253,762)

LIBOR  London Interbank Offered Rate.

  ^  Portfolio will make the payments of $412,031, $323,462, $203,364, and $95,443 respectively on termination date.

  ^^  Portfolio will receive the payment of $250,453 on termination date.

SUMMARY OF INVESTMENTS

PORTFOLIO COMPOSITION	VALUE		PERCENT OF TOTAL INVESTMENTS
Domestic Corporate Bonds	$16,308,110		59.7%
Foreign Government & Corporate Bonds	5,158,637		18.9
U.S. Government Agencies & Obligations	2,794,230		10.2
Collateralized Mortgage Obligations	1,698,700		6.2
Short-Term Investments	435,654		1.6
Asset-Backed Securities	373,758		1.4
Municipal Bonds	282,810		1.0
U.S. Government Agencies - Mortgage-Backed Securities	183,757		0.7
Preferred Stock	77,498		0.3
Common Stocks	2,573		0.0
	$27,315,727	+	100.0%

  +  Does not include open foreign currency exchange contracts with net unrealized appreciation of $96. Does not include open long/short futures contracts with an underlying face amount of $7,263,954 and net unrealized appreciation of $21,258. Also does not include open swap contracts with net unrealized depreciation of $250,779.

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ December 31, 2010

NUMBER OF SHARES		VALUE
	Common Stocks (98.0%) Australia (4.1%)
	Airports
115,848	MAP Group (Stapled Securities) (a)	$354,282
	Diversified
62,700	DUET Group (Stapled Securities) (a)(b)	108,058
	Oil & Gas Storage & Transportation
43,100	APA Group (Stapled Securities) (a)	178,535
	Toll Roads
93,500	Transurban Group (Stapled Securities) (a)(b)	489,634
	Transmission & Distribution
124,057	Spark Infrastructure Group	144,015
	Total Australia	1,274,524
	Brazil (0.6%)
	Water
3,200	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	169,216
	Canada (13.9%)
	Oil & Gas Storage & Transportation
32,840	Enbridge, Inc.	1,858,500
59,290	TransCanada Corp.	2,265,340
		4,123,840
	Transmission & Distribution
4,610	Fortis, Inc.	157,546
	Total Canada	4,281,386
	China (5.3%)
	Oil & Gas Storage & Transportation
81,000	Beijing Enterprises Holdings Ltd. (c)	502,290
136,000	China Gas Holdings Ltd. (c)(e)	59,315

NUMBER OF SHARES		VALUE
84,000	ENN Energy Holdings Ltd. (c)	$251,801
		813,406
	Ports
106,370	China Merchants Holdings International Co., Ltd. (c)	420,126
	Toll Roads
331,000	Jiangsu Expressway Co., Ltd. (H Shares) (c)	379,001
	Total China	1,612,533
	France (6.7%)
	Airports
2,300	Aeroports de Paris (ADP)	181,552
	Communications
9,637	Eutelsat Communications	352,729
44,385	SES SA	1,056,644
		1,409,373
	Toll Roads
53,150	Groupe Eurotunnel SA	467,344
	Total France	2,058,269
	Germany (0.8%)
	Airports
3,666	Fraport AG Frankfurt Airport Services Worldwide	231,032
	Hong Kong (2.9%)
	Oil & Gas Storage & Transportation
381,600	Hong Kong & China Gas Co., Ltd.	899,407
	Italy (5.4%)
	Oil & Gas Storage & Transportation
91,489	Snam Rete Gas SpA	454,798
	Toll Roads
40,605	Atlantia SpA	828,563

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ December 31, 2010 continued

NUMBER OF SHARES		VALUE
	Transmission & Distribution
88,400	Terna Rete Elettrica Nazionale SpA	$373,290
	Total Italy	1,656,651
	Mexico (1.6%)
	Airports
7,100	Grupo Aeroportuario del Pacifico SAB de CV (ADR)	288,331
3,600	Grupo Aeroportuario del Sureste SAB de CV (ADR)	203,220
	Total Mexico	491,551
	Netherlands (0.4%)
	Oil & Gas Storage & Transportation
2,800	Koninklijke Vopak N.V.	132,268
	New Zealand (0.5%)
	Airports
91,670	Auckland International Airport Ltd.	155,715
	Spain (6.4%)
	Diversified
34,593	Ferrovial SA	343,697
	Oil & Gas Storage & Transportation
9,893	Enagas	197,178
	Toll Roads
80,082	Abertis Infraestructuras SA	1,439,877
	Total Spain	1,980,752
	Switzerland (0.5%)
	Airports
384	Flughafen Zuerich AG	156,886
	United Kingdom (11.0%)
	Transmission & Distribution
253,400	National Grid PLC	2,184,755

NUMBER OF SHARES		VALUE
	Water
26,800	Pennon Group PLC	$267,415
15,500	Severn Trent PLC	357,172
60,500	United Utilities Group PLC	558,404
		1,182,991
	Total United Kingdom	3,367,746
	United States (37.9%)
	Communications
36,000	American Tower Corp. (Class A) (d)	1,859,040
28,520	Crown Castle International Corp. (d)	1,250,031
14,170	SBA Communications Corp. (Class A) (d)	580,120
		3,689,191
	Diversified
66,290	Centerpoint Energy, Inc.	1,042,079
	Oil & Gas Storage & Transportation
3,090	AGL Resources, Inc.	110,777
6,970	Atmos Energy Corp.	217,464
7,806	Kinder Morgan Management LLC (d)	522,065
2,080	New Jersey Resources Corp.	89,669
23,280	NiSource, Inc.	410,194
9,570	Oneok, Inc.	530,848
13,840	Southern Union Co.	333,129
2,720	Southwest Gas Corp.	99,742
62,265	Spectra Energy Corp.	1,556,002
		3,869,890
	Transmission & Distribution
13,610	Consolidated Edison, Inc.	674,648
14,390	ITC Holdings Corp.	891,892
19,980	Northeast Utilities	636,963
3,980	NorthWestern Corp.	114,743
8,670	NSTAR	365,787
		2,684,033

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ December 31, 2010 continued

NUMBER OF SHARES		VALUE
	Water
6,430	American Water Works Co., Inc.	$162,614
9,260	Aqua America, Inc.	208,165
		370,779
	Total United States	11,655,972
	Total Common Stocks (Cost $26,672,572)	30,123,908
NUMBER OF SHARES (000)
	Short-Term Investment (1.7%)
	Investment Company
510	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $510,304)	510,304
Total Investments (Cost $27,182,876) (f)	99.7%	30,634,212
Other Assets in Excess of Liabilities	0.3	91,251
Net Assets	100.0%	$30,725,463

ADR  American Depositary Receipt.

  (a)  Comprised of securities in separate entities that are traded as a single stapled security.

  (b)  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

  (c)  Security trades on the Hong Kong exchange.

  (d)  Non-income producing security.

  (e)  Illiquid security.

  (f)  The aggregate cost for federal income tax purposes is $27,279,476. The aggregate gross unrealized appreciation is $3,791,613 and the aggregate gross unrealized depreciation is $436,877 resulting in net unrealized appreciation of $3,354,736.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil & Gas Storage & Transportation	$10,669,322	34.8%
Transmission & Distribution	5,543,639	18.1
Communications	5,098,564	16.6
Toll Roads	3,604,419	11.8
Water	1,722,986	5.6
Airports	1,571,018	5.1
Diversified	1,493,834	4.9
Investment Company	510,304	1.7
Ports	420,126	1.4
	$30,634,212	100.0%

See Notes to Financial Statements

Capital Growth

Portfolio of Investments ■ December 31, 2010

NUMBER OF SHARES		VALUE
	Common Stocks (97.7%)
	Air Freight & Logistics (3.9%)
5,606	C.H. Robinson Worldwide, Inc.	$449,545
12,597	Expeditors International of Washington, Inc.	687,796
		1,137,341
	Beverages (1.9%)
9,545	Anheuser-Busch InBev (ADR) (Belgium)	544,924
	Capital Markets (1.7%)
29,562	Charles Schwab Corp. (The)	505,806
	Chemicals (3.0%)
12,654	Monsanto Co.	881,224
	Commercial Services & Supplies (2.9%)
35,395	Edenred (France) (a)	837,896
	Communications Equipment (1.0%)
13,991	Cisco Systems, Inc. (a)	283,038
	Computers & Peripherals (7.8%)
7,041	Apple, Inc. (a)	2,271,145
	Construction Materials (1.1%)
3,424	Martin Marietta Materials, Inc.	315,830
	Distributors (3.1%)
158,000	Li & Fung Ltd. (Bermuda) (b)	916,761
	Diversified Financial Services (6.5%)
98,165	BM&F Bovespa SA (Brazil)	776,450
1,541	CME Group, Inc.	495,817
21,381	Leucadia National Corp.	623,897
		1,896,164
	Food & Staples Retailing (1.6%)
6,580	Costco Wholesale Corp.	475,142
	Food Products (2.8%)
13,133	Mead Johnson Nutrition Co.	817,529

NUMBER OF SHARES		VALUE
	Health Care Equipment & Supplies (2.0%)
2,285	Intuitive Surgical, Inc. (a)	$588,959
	Hotels, Restaurants & Leisure (9.4%)
26,181	Las Vegas Sands Corp. (a)	1,203,017
19,410	Starbucks Corp.	623,643
4,595	Wynn Resorts Ltd.	477,145
9,093	Yum! Brands, Inc.	446,012
		2,749,817
	Information Technology Services (2.9%)
20,676	Teradata Corp. (a)	851,024
	Internet & Catalog Retail (9.6%)
13,059	Amazon.com, Inc. (a)	2,350,620
2,608	NetFlix, Inc. (a)	458,225
		2,808,845
	Internet Software & Services (13.4%)
10,567	Baidu, Inc. (ADR) (Cayman Islands) (a)	1,020,033
28,286	eBay, Inc. (a)	787,199
2,902	Google, Inc. (Class A) (a)	1,723,701
17,900	Tencent Holdings Ltd. (Cayman Islands) (b)	388,960
		3,919,893
	Life Sciences Tools & Services (3.0%)
14,032	Illumina, Inc. (a)	888,787
	Media (2.2%)
10,728	Naspers Ltd. (Class N) (South Africa)	631,792
	Oil, Gas & Consumable Fuels (4.0%)
6,361	Range Resources Corp.	286,118
18,776	Ultra Petroleum Corp. (Canada) (a)	896,929
		1,183,047

See Notes to Financial Statements

Capital Growth

Portfolio of Investments ■ December 31, 2010 continued

NUMBER OF SHARES		VALUE
	Pharmaceuticals (1.4%)
5,967	Allergan, Inc.	$409,754
	Professional Services (1.5%)
254	SGS SA (Registered Shares) (Switzerland)	426,231
	Real Estate Management & Development (4.3%)
37,737	Brookfield Asset Management, Inc. (Class A) (Canada)	1,256,265
	Semiconductors & Semiconductor Equipment (0.9%)
1,978	First Solar, Inc. (a)	257,417
	Software (3.8%)
6,233	Salesforce.com, Inc. (a)	822,756
3,333	VMware, Inc. (Class A) (a)	296,337
		1,119,093
	Tobacco (2.0%)
10,262	Philip Morris International, Inc.	600,635
	Total Common Stocks (Cost $20,410,916)	28,574,359
	Convertible Preferred Stocks (0.6%)
	Alternative Energy
54,420	Better Place, Inc. (Cost $163,260) (a)(c)(d)	163,260

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (1.9%)
	Investment Company
567	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $567,179)	$567,179
Total Investments (Cost $21,141,355) (e)	100.2%	29,304,798
Liabilities in Excess of Other Assets	(0.2)	(57,151)
Net Assets	100.0%	$29,247,647

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security trades on the Hong Kong exchange.

  (c)  Illiquid security. Resale is restricted to qualified institutional investors.

  (d)  At December 31, 2010, the Portfolio held fair valued securities valued at $163,260, representing 0.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (e)  The aggregate cost for federal income tax purposes is $21,336,956. The aggregate gross unrealized appreciation is $9,146,954 and the aggregate gross unrealized depreciation is $1,179,112 resulting in net unrealized appreciation of $7,967,842.

See Notes to Financial Statements

Capital Growth

Summary of Investments ■ December 31, 2010

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software & Services	$3,919,893	13.4%
Internet & Catalog Retail	2,808,845	9.6
Hotels, Restaurants & Leisure	2,749,817	9.4
Computers & Peripherals	2,271,145	7.7
Diversified Financial Services	1,896,164	6.5
Real Estate Management & Development	1,256,265	4.3
Oil, Gas & Consumable Fuels	1,183,047	4.0
Air Freight & Logistics	1,137,341	3.9
Software	1,119,093	3.8
Distributors	916,761	3.1
Life Sciences Tools & Services	888,787	3.0
Chemicals	881,224	3.0
Computers - Integrated System	851,024	2.9

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Commercial Services & Supplies	$837,896	2.9%
Food Products	817,529	2.8
Media	631,792	2.2
Tobacco	600,635	2.0
Health Care Equipment & Supplies	588,959	2.0
Investment Company	567,179	1.9
Beverages	544,924	1.9
Capital Markets	505,806	1.7
Food & Staples Retailing	475,142	1.6
Professional Services	426,231	1.4
Pharmaceuticals	409,754	1.4
Construction Materials	315,830	1.1
Communications Equipment	283,038	1.0
Semiconductors & Semiconductor Equipment	257,417	0.9
Alternative Energy	163,260	0.6
	$29,304,798	100.0%

See Notes to Financial Statements

Focus Growth

Portfolio of Investments ■ December 31, 2010

NUMBER OF SHARES		VALUE
	Common Stocks (95.1%)
	Air Freight & Logistics (2.6%)
45,180	Expeditors International of Washington, Inc.	$2,466,828
	Beverages (2.2%)
35,392	Anheuser-Busch InBev (ADR) (Belgium)	2,020,529
	Chemicals (3.7%)
50,261	Monsanto Co.	3,500,176
	Commercial Services & Supplies (3.2%)
127,809	Edenred (France) (a)	3,025,586
	Computers & Peripherals (9.0%)
26,039	Apple, Inc. (a)	8,399,140
	Distributors (3.6%)
578,000	Li & Fung Ltd. (Bermuda) (b)	3,353,721
	Diversified Financial Services (5.4%)
357,933	BM&F Bovespa SA (Brazil)	2,831,121
77,492	Leucadia National Corp.	2,261,216
		5,092,337
	Food Products (3.2%)
47,749	Mead Johnson Nutrition Co.	2,972,375
	Hotels, Restaurants & Leisure (8.9%)
98,080	Las Vegas Sands Corp. (a)	4,506,776
69,974	Starbucks Corp.	2,248,265
32,870	Yum! Brands, Inc.	1,612,273
		8,367,314
	Information Technology Services (3.2%)
73,579	Teradata Corp. (a)	3,028,512
	Internet & Catalog Retail (10.9%)
47,522	Amazon.com, Inc. (a)	8,553,960
9,419	NetFlix, Inc. (a)	1,654,918
		10,208,878

NUMBER OF SHARES		VALUE
	Internet Software & Services (17.1%)
39,186	Baidu, Inc. (ADR) (Cayman Islands) (a)	$3,782,625
102,045	eBay, Inc. (a)	2,839,912
87,824	Facebook, Inc. (a)(c)(d)	1,747,698
10,644	Google, Inc. (Class A) (a)	6,322,217
64,800	Tencent Holdings Ltd. (Cayman Islands) (b)	1,408,079
		16,100,531
	Life Sciences Tools & Services (3.4%)
50,810	Illumina, Inc. (a)	3,218,305
	Media (2.4%)
38,788	Naspers Ltd. (Class N) (South Africa)	2,284,297
	Oil, Gas & Consumable Fuels (4.5%)
88,335	Ultra Petroleum Corp. (Canada) (a)	4,219,763
	Professional Services (1.4%)
800	SGS SA (Registered Shares) (Switzerland)	1,342,460
	Real Estate Management & Development (4.8%)
134,144	Brookfield Asset Management, Inc. (Class A) (Canada)	4,465,654
	Software (3.2%)
22,765	Salesforce.com, Inc. (a)	3,004,980
	Tobacco (2.4%)
38,008	Philip Morris International, Inc.	2,224,608
	Total Common Stocks (Cost $65,726,986)	89,295,994
	Convertible Preferred Stock (0.5%)
	Alternative Energy
166,815	Better Place, Inc. (Cost $500,445) (a)(c)(d)	500,445

See Notes to Financial Statements

Focus Growth

Portfolio of Investments ■ December 31, 2010 continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (4.6%)
	Investment Company
4,357	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $4,357,343)	$4,357,343
Total Investments (Cost $70,584,774) (e)	100.2%	94,153,782
Liabilities in Excess of Other Assets	(0.2)	(204,353)
Net Assets	100.0%	$93,949,429

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security trades on the Hong Kong exchange.

  (c)  Illiquid security. Resale is restricted to qualified institutional investors.

  (d)  At December 31, 2010, the Portfolio held fair valued securities valued at $2,248,143, representing 2.4% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (e)  The aggregate cost for federal income tax purposes is $70,676,752. The aggregate gross unrealized appreciation is $28,318,804 and the aggregate gross unrealized depreciation is $4,841,774 resulting in net unrealized appreciation of $23,477,030.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software & Services	$16,100,531	17.1%
Internet & Catalog Retail	10,208,878	10.8
Computers & Peripherals	8,399,140	8.9
Hotels, Restaurants & Leisure	8,367,314	8.9
Diversified Financial Services	5,092,337	5.4
Real Estate Management & Development	4,465,654	4.8
Investment Company	4,357,343	4.6
Oil, Gas & Consumable Fuels	4,219,763	4.5
Chemicals	3,500,176	3.7
Distributors	3,353,721	3.6
Life Sciences Tools & Services	3,218,305	3.4
Information Technology Services	3,028,512	3.2
Commercial Services & Supplies	3,025,586	3.2
Software	3,004,980	3.2
Food Products	2,972,375	3.2
Air Freight & Logistics	2,466,828	2.6
Media	2,284,297	2.4
Tobacco	2,224,608	2.4
Beverages	2,020,529	2.2
Professional Services	1,342,460	1.4
Alternative Energy	500,445	0.5
	$94,153,782	100.0%

See Notes to Financial Statements

Capital Opportunities

Portfolio of Investments ■ December 31, 2010

NUMBER OF SHARES		VALUE
	Common Stocks (97.6%)
	Air Freight & Logistics (2.3%)
9,911	Expeditors International of Washington, Inc.	$541,141
	Capital Markets (3.2%)
9,114	Greenhill & Co., Inc.	744,432
	Chemicals (3.0%)
9,930	Monsanto Co.	691,525
	Commercial Services & Supplies (2.8%)
27,181	Edenred (France) (a)	643,448
	Computers & Peripherals (7.1%)
5,142	Apple, Inc. (a)	1,658,603
	Distributors (3.1%)
122,974	Li & Fung Ltd. (Bermuda) (b)	713,530
	Diversified Financial Services (7.6%)
76,213	BM&F Bovespa SA (Brazil)	602,817
17,272	Leucadia National Corp.	503,997
17,144	MSCI, Inc. (Class A) (a)	667,930
		1,774,744
	Food Products (2.5%)
9,461	Mead Johnson Nutrition Co.	588,947
	Health Care Technology (2.3%)
13,067	athenahealth, Inc. (a)	535,486
	Hotels, Restaurants & Leisure (9.5%)
14,688	Ctrip.com International Ltd. (ADR) (Cayman Islands) (a)	594,130
20,537	Las Vegas Sands Corp. (a)	943,675
14,100	PF Chang's China Bistro, Inc.	683,286
		2,221,091
	Information Technology Services (2.9%)
16,274	Teradata Corp. (a)	669,838
	Internet & Catalog Retail (9.9%)
9,540	Amazon.com, Inc. (a)	1,717,200
3,308	NetFlix, Inc. (a)	581,216
		2,298,416

NUMBER OF SHARES		VALUE
	Internet Software & Services (9.8%)
7,504	Baidu, Inc. (ADR) (Cayman Islands) (a)	$724,361
2,119	Google, Inc. (Class A) (a)	1,258,622
14,000	Tencent Holdings Ltd. (Cayman Islands) (b)	304,215
		2,287,198
	Life Sciences Tools & Services (5.4%)
11,828	Illumina, Inc. (a)	749,185
7,862	Techne Corp.	516,298
		1,265,483
	Media (2.1%)
8,351	Naspers Ltd. (Class N) (South Africa)	491,806
	Metals & Mining (5.3%)
588,393	Lynas Corp. Ltd. (Australia) (a)	1,239,723
	Oil, Gas & Consumable Fuels (4.6%)
8,257	Range Resources Corp.	371,400
14,793	Ultra Petroleum Corp. (Canada) (a)	706,661
		1,078,061
	Professional Services (5.2%)
11,353	CoStar Group, Inc. (a)	653,479
16,512	Verisk Analytics, Inc. (Class A) (a)	562,729
		1,216,208
	Real Estate Management & Development (4.3%)
29,697	Brookfield Asset Management, Inc. (Class A) (Canada)	988,613
	Semiconductors & Semiconductor Equipment (1.9%)
20,168	Tessera Technologies, Inc. (a)	446,721

See Notes to Financial Statements

Capital Opportunities

Portfolio of Investments ■ December 31, 2010 continued

NUMBER OF SHARES		VALUE
	Software (2.8%)
4,839	Salesforce.com, Inc. (a)	$638,748
	Total Common Stocks (Cost $15,317,164)	22,733,762
	Convertible Preferred Stock (0.5%)
	Alternative Energy
40,264	Better Place, Inc. (Cost $120,792) (a)(c)(d)	120,792
NUMBER OF SHARES (000)
	Short-Term Investment (2.1%)
	Investment Company
489	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $489,005)	489,005
Total Investments (Cost $15,926,961) (e)	100.2%	23,343,559
Liabilities in Excess of Other Assets	(0.2)	(55,401)
Net Assets	100.0%	$23,288,158

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security trades on the Hong Kong exchange.

  (c)  Illiquid security. Resale is restricted to qualified institutional investors.

  (d)  At December 31, 2010, the Portfolio held fair valued securities valued at $120,792, representing 0.5% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (e)  The aggregate cost for federal income tax purposes is $15,948,744. The aggregate gross unrealized appreciation is $8,100,117 and the aggregate gross unrealized depreciation is $705,302 resulting in net unrealized appreciation of $7,394,815.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet & Catalog Retail	$2,298,416	9.9%
Internet Software & Services	2,287,198	9.8
Hotels, Restaurants & Leisure	2,221,091	9.5
Diversified Financial Services	1,774,744	7.6
Computers & Peripherals	1,658,603	7.1
Life Sciences Tools & Services	1,265,483	5.4
Metals & Mining	1,239,723	5.3
Professional Services	1,216,208	5.2
Oil, Gas & Consumable Fuels	1,078,061	4.6
Real Estate Management & Development	988,613	4.2
Capital Markets	744,432	3.2
Distributors	713,530	3.1
Chemicals	691,525	3.0
Information Technology Services	669,838	2.9
Commercial Services & Supplies	643,448	2.8
Software	638,748	2.7
Food Products	588,947	2.5
Air Freight & Logistics	541,141	2.3
Health Care Technology	535,486	2.3
Media	491,806	2.1
Investment Company	489,005	2.1
Semiconductors & Semiconductor Equipment	446,721	1.9
Alternative Energy	120,792	0.5
	$23,343,559	100.0%

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ December 31, 2010

NUMBER OF SHARES		VALUE
	Common Stocks (97.5%)
	Air Freight & Logistics (3.7%)
6,732	C.H. Robinson Worldwide, Inc.	$539,839
13,966	Expeditors International of Washington, Inc.	762,544
		1,302,383
	Biotechnology (0.6%)
5,208	Ironwood Pharmaceuticals, Inc. (a)	53,903
14,664	Ironwood Pharmaceuticals, Inc. (a)(b)	151,772
		205,675
	Capital Markets (2.5%)
6,142	Greenhill & Co., Inc.	501,679
6,156	T. Rowe Price Group, Inc.	397,308
		898,987
	Chemicals (4.7%)
17,840	Intrepid Potash, Inc. (a)	665,254
16,531	Nalco Holding Co.	528,000
11,770	Rockwood Holdings, Inc. (a)	460,442
		1,653,696
	Commercial Services & Supplies (5.4%)
26,104	Covanta Holding Corp.	448,728
38,614	Edenred (France) (a)	914,098
6,592	Stericycle, Inc. (a)	533,425
		1,896,251
	Construction Materials (1.3%)
5,084	Martin Marietta Materials, Inc.	468,948
	Diversified Consumer Services (1.4%)
4,606	New Oriental Education & Technology Group (ADR) (Cayman Islands) (a)	484,689
	Diversified Financial Services (5.7%)
4,151	IntercontinentalExchange, Inc. (a)	494,592
19,348	Leucadia National Corp.	564,575

NUMBER OF SHARES		VALUE
5,251	Moody's Corp.	$139,361
20,643	MSCI, Inc. (Class A) (a)	804,251
		2,002,779
	Food Products (2.3%)
13,064	Mead Johnson Nutrition Co.	813,234
	Health Care Equipment & Supplies (4.9%)
9,907	Gen-Probe, Inc. (a)	578,073
6,509	IDEXX Laboratories, Inc. (a)	450,553
2,730	Intuitive Surgical, Inc. (a)	703,658
		1,732,284
	Hotels, Restaurants & Leisure (7.2%)
6,727	Betfair Group PLC (United Kingdom) (a)	101,104
2,731	Chipotle Mexican Grill, Inc. (Class A) (a)	580,775
20,840	Ctrip.com International Ltd. (ADR) (Cayman Islands) (a)	842,978
9,719	Wynn Resorts Ltd.	1,009,221
		2,534,078
	Household Durables (1.7%)
18,728	Gafisa SA (ADR) (Brazil)	272,118
477	NVR, Inc. (a)	329,616
		601,734
	Information Technology Services (4.0%)
14,719	Gartner, Inc. (a)	488,671
22,068	Teradata Corp. (a)	908,319
		1,396,990
	Internet & Catalog Retail (5.8%)
4,909	NetFlix, Inc. (a)	862,511
2,932	Priceline.com, Inc. (a)	1,171,481
		2,033,992
	Internet Software & Services (2.2%)
9,260	Akamai Technologies, Inc. (a)	435,683

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ December 31, 2010 continued

NUMBER OF SHARES		VALUE
180,000	Alibaba.com Ltd. (Cayman Islands) (c)	$322,818
		758,501
	Life Sciences Tools & Services (4.3%)
16,821	Illumina, Inc. (a)	1,065,442
6,764	Techne Corp.	444,192
		1,509,634
	Machinery (2.0%)
5,887	Schindler Holding AG (Switzerland)	696,366
	Media (5.2%)
8,482	Discovery Communications, Inc. Ser C (a)	311,205
24,977	Groupe Aeroplan, Inc. (Canada)	343,393
8,824	Morningstar, Inc.	468,378
11,952	Naspers Ltd. (Class N) (South Africa)	703,875
		1,826,851
	Metals & Mining (2.3%)
133,034	Lynas Corp. Ltd. (Australia) (a)	280,298
10,363	Molycorp, Inc. (a)	517,114
		797,412
	Multiline Retail (2.1%)
9,794	Dollar Tree, Inc. (a)	549,248
2,486	Sears Holdings Corp. (a)	183,342
		732,590
	Oil, Gas & Consumable Fuels (3.8%)
11,717	Range Resources Corp.	527,031
17,045	Ultra Petroleum Corp. (Canada) (a)	814,239
		1,341,270
	Personal Products (1.5%)
17,937	Natura Cosmeticos SA (Brazil)	515,311

NUMBER OF SHARES		VALUE
	Professional Services (5.7%)
6,667	IHS, Inc. (Class A) (a)	$535,960
24,556	Intertek Group PLC (United Kingdom)	679,559
23,403	Verisk Analytics, Inc. (Class A) (a)	797,574
		2,013,093
	Semiconductors & Semiconductor Equipment (1.8%)
16,002	ARM Holdings PLC (ADR) (United Kingdom)	332,042
2,202	First Solar, Inc. (a)	286,568
		618,610
	Software (11.4%)
11,603	Autodesk, Inc. (a)	443,234
4,483	Citrix Systems, Inc. (a)	306,682
5,884	Factset Research Systems, Inc.	551,684
13,509	Red Hat, Inc. (a)	616,686
6,332	Rovi Corp. (a)	392,647
6,893	Salesforce.com, Inc. (a)	909,876
15,496	Solera Holdings, Inc.	795,255
		4,016,064
	Textiles, Apparel & Luxury Goods (1.2%)
6,443	Lululemon Athletica, Inc. (a)	440,830
	Trading Companies & Distributors (1.4%)
8,142	Fastenal Co.	487,787
	Wireless Telecommunication Services (1.4%)
4,994	Millicom International Cellular SA (Luxembourg)	477,426
	Total Common Stocks (Cost $28,235,968)	34,257,465

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ December 31, 2010 continued

NUMBER OF SHARES		VALUE
	Convertible Preferred Stocks (1.2%)
	Alternative Energy (0.5%)
56,056	Better Place, Inc. (a)(d)(e)	$168,168
	Consumer Discretionary (0.7%)
8,291	Groupon, Inc. (Series G) (a)(d)(e)	261,913
	Total Convertible Preferred Stocks (Cost $430,081)	430,081
NUMBER OF SHARES (000)
	Short-Term Investment (1.5%)
	Investment Company
516	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $516,425)	516,425
Total Investments (Cost $29,182,474) (f)	100.2%	35,203,971
Liabilities in Excess of Other Assets	(0.2)	(57,160)
Net Assets	100.0%	$35,146,811

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Super voting rights at a ratio of 10:1.

  (c)  Security trades on the Hong Kong exchange.

  (d)  At December 31, 2010, the Portfolio held fair valued securities valued at $430,081, representing 1.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (e)  Illiquid security. Resale is restricted to qualified institutional investors.

  (f)  The aggregate cost for federal income tax purposes is $29,223,195. The aggregate gross unrealized appreciation is $7,833,212 and the aggregate gross unrealized depreciation is $1,852,436 resulting in net unrealized appreciation of $5,980,776.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Software	$4,016,064	11.4%
Hotels, Restaurants & Leisure	2,534,078	7.2
Internet & Catalog Retail	2,033,992	5.8
Professional Services	2,013,093	5.7
Diversified Financial Services	2,002,779	5.7
Commercial Services & Supplies	1,896,251	5.4
Media	1,826,851	5.2
Health Care Equipment & Supplies	1,732,284	4.9
Chemicals	1,653,696	4.7
Life Sciences Tools & Services	1,509,634	4.3
Information Technology Services	1,396,990	4.0
Oil, Gas & Consumable Fuels	1,341,270	3.8
Air Freight & Logistics	1,302,383	3.7
Capital Markets	898,987	2.5
Food Products	813,234	2.3
Metals & Mining	797,412	2.3
Internet Software & Services	758,501	2.1
Multiline Retail	732,590	2.1
Machinery	696,366	2.0
Semiconductors & Semiconductor Equipment	618,610	1.8
Household Durables	601,734	1.7
Investment Company	516,425	1.5
Personal Products	515,311	1.5
Trading Companies & Distributors	487,787	1.4
Diversified Consumer Services	484,689	1.4
Wireless Telecommunication Services	477,426	1.3
Construction Materials	468,948	1.3
Textiles, Apparel & Luxury Goods	440,830	1.2
Consumer Discretionary	261,913	0.7
Biotechnology	205,675	0.6
Alternative Energy	168,168	0.5
	$35,203,971	100.0%

See Notes to Financial Statements

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Morgan Stanley Select Dimensions Investment Series

Financial Statements

Statements of Assets and Liabilities
December 31, 2010

	Money Market		Flexible Income		Global Infrastructure		Capital Growth
Assets:
Investments in securities, at value*	$100,626,885	(1)	$26,818,231		$30,123,908		$28,737,619
Investment in affiliates, at value**	—		497,496		510,304		567,179
Unrealized appreciation on open swap contracts	—		175,304		—		—
Unrealized appreciation on open foreign currency exchange contracts	—		4,321		—		—
Cash	5,358		1,821	(2)	—		—
Due from broker	—		20,000		—		—
Receivable for:
Interest	33,219		411,883		—		—
Dividends	—		—		129,697		11,960
Foreign withholding taxes reclaimed	—		554		12,877		3,889
Shares of beneficial interest sold	4		—		1,125		—
Periodic interest on open swap contracts	—		11,634		—		—
Interest and dividends from affiliates	—		3,339		95		67
Principal paydowns	—		25		—		—
Swap contracts termination	—		40,475		—		—
Prepaid expenses and other assets	3,829		3,552		5,145		3,014
Total Assets	100,669,295		27,988,635		30,783,151		29,323,728
Liabilities:
Unrealized depreciation on open swap contracts	—		426,083		—		—
Unrealized depreciation on open foreign currency exchange contracts	—		4,225		—		—
Payable to bank	—		—		752	(2)	329
Payable for:
Shares of beneficial interest redeemed	316,891		1,252		568		26,675
Investment advisory fee	15,388		7,390		14,749		12,473
Administration fee	4,388		1,866		2,082		2,006
Distribution fee	—		3,129		1,878		3,752
Periodic interest on open swap contracts	—		17,158		—		—
Variation margin	—		3,304		—		—
Transfer agent fee	167		176		167		167
Investments purchased	—		97		—		—
Accrued expenses and other payables	47,328		64,849		37,492		30,679
Total Liabilities	384,162		529,529		57,688		76,081
Net Assets	$100,285,133		$27,459,106		$30,725,463		$29,247,647
Composition of Net Assets:
Paid-in-capital	$100,279,906		$47,604,414		$24,847,798		$24,485,017
Net unrealized appreciation	—		1,000,593		3,452,867		8,163,878
Accumulated undistributed net investment income (net investment loss)	5,298		1,525,185		777,511		(20,717)
Accumulated net realized gain (loss)	(71)		(22,671,086)		1,647,287		(3,380,531)
Net Assets	$100,285,133		$27,459,106		$30,725,463		$29,247,647
* Cost	$100,626,885		$25,630,974		$26,672,572		$20,574,176
** Affiliated Cost	$—		$454,406		$510,304		$567,179
Class X Shares:
Net Assets	$32,428,833		$12,718,953		$21,842,740		$11,710,354
Shares Outstanding (unlimited shares authorized, $.01 par value)	32,427,463		2,048,989		972,988		501,996
Net Asset Value Per Share	$1.00		$6.21		$22.45		$23.33
Class Y Shares:
Net Assets	$67,856,300		$14,740,153		$8,882,723		$17,537,293
Shares Outstanding (unlimited shares authorized, $.01 par value)	67,852,443		2,389,586		396,488		766,664
Net Asset Value Per Share	$1.00		$6.17		$22.40		$22.87

(1)  Including repurchase agreements of $15,635,000.

(2)  Including foreign currency valued at $2,368, $9,675 and $2,697, respectively with a cost of $2,363, $9,518 and $2,696, respectively.

See Notes to Financial Statements

	Focus Growth	Capital Opportunities	Mid Cap Growth
Assets:
Investments in securities, at value*	$89,796,439	$22,854,554	$34,687,546
Investment in affiliates, at value**	4,357,343	489,005	516,425
Unrealized appreciation on open swap contracts	—	—	—
Unrealized appreciation on open foreign currency exchange contracts	—	—	—
Cash	—	—	2,553	(2)
Due from broker	—	—	—
Receivable for:
Interest	—	—	—
Dividends	38,030	2,871	10,512
Foreign withholding taxes reclaimed	—	—	—
Shares of beneficial interest sold	—	15,576	—
Periodic interest on open swap contracts	—	—	—
Interest and dividends from affiliates	662	59	113
Principal paydowns	—	—	—
Swap contracts termination	—	—	—
Prepaid expenses and other assets	7,184	2,723	2,419
Total Assets	94,199,658	23,364,788	35,219,568
Liabilities:
Unrealized depreciation on open swap contracts	—	—	—
Unrealized depreciation on open foreign currency exchange contracts	—	—	—
Payable to bank	—	—	—
Payable for:
Shares of beneficial interest redeemed	154,525	22,843	27,485
Investment advisory fee	43,411	13,097	12,369
Administration fee	6,470	1,571	2,393
Distribution fee	4,765	2,756	2,312
Periodic interest on open swap contracts	—	—	—
Variation margin	—	—	—
Transfer agent fee	208	167	167
Investments purchased	—	—	—
Accrued expenses and other payables	40,850	36,196	28,031
Total Liabilities	250,229	76,630	72,757
Net Assets	$93,949,429	$23,288,158	$35,146,811
Composition of Net Assets:
Paid-in-capital	$78,959,510	$18,180,494	$31,513,265
Net unrealized appreciation	23,569,069	7,416,613	6,021,502
Accumulated undistributed net investment income (net investment loss)	(100,200)	(21,959)	61,897
Accumulated net realized gain (loss)	(8,478,950)	(2,286,990)	(2,449,853)
Net Assets	$93,949,429	$23,288,158	$35,146,811
* Cost	$66,227,431	$15,437,956	$28,666,049
** Affiliated Cost	$4,357,343	$489,005	$516,425
Class X Shares:
Net Assets	$72,166,142	$10,229,999	$24,318,536
Shares Outstanding (unlimited shares authorized, $.01 par value)	3,221,720	617,725	688,188
Net Asset Value Per Share	$22.40	$16.56	$35.34
Class Y Shares:
Net Assets	$21,783,287	$13,058,159	$10,828,275
Shares Outstanding (unlimited shares authorized, $.01 par value)	984,999	809,725	312,555
Net Asset Value Per Share	$22.12	$16.13	$34.64

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Operations
For the year ended December 31, 2010

	Money Market	Flexible Income	Global Infrastructure	Capital Growth
Net Investment Income:
Income
Dividends†	—	$5,782	$1,126,688	$279,654
Interest†	$364,432	1,510,437	—	—
Interest and dividends from affiliates	—	18,459	627	1,068
Total Income	364,432	1,534,678	1,127,315	280,722
†Net of foreign withholding taxes	—	896	81,847	9,970
Expenses
Investment advisory fee	536,857	93,005	179,101	139,884
Administration fee	59,651	23,251	25,137	22,381
Distribution fee (Class Y shares)	206,483	39,186	22,842	41,802
Professional fees	51,112	85,039	29,302	54,503
Shareholder reports and notices	29,387	8,169	14,338	7,747
Custodian fees	10,777	10,486	25,762	10,292
Trustees' fees and expenses	4,409	1,523	1,547	1,432
Transfer agent fees and expenses	2,000	2,010	2,000	2,000
Other	12,173	39,279	15,196	11,147
Total Expenses	912,849	301,948	315,225	291,188
Less: amounts waived	(560,365)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	—	(577)	(464)	(728)
Net Expenses	352,484	301,371	314,761	290,460
Net Investment Income (Loss)	11,948	1,233,307	812,554	(9,738)
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	1,731	(1,291,415)	2,351,632	1,111,995
Investments in affiliates	—	—	—	—
Futures contracts	—	(72,239)	—	—
Swap contracts	—	(300,725)	—	—
Options written	—	—	(8,037)	—
Foreign currency exchange contracts	—	(7,313)	(32,381)	—
Foreign currency translation	—	3,175	5,797	(8,083)
Net Realized Gain (Loss)	1,731	(1,668,517)	2,317,011	1,103,912
Change in Unrealized Appreciation/Depreciation on:
Investments	—	3,126,816	(1,207,646)	4,867,967
Investments in affiliates	—	22,002	—	—
Futures contracts	—	(100,943)	—	—
Swap contracts	—	(100,479)	—	—
Options written	—	—	9,657	—
Foreign currency exchange contracts	—	(597)	(23,217)	—
Foreign currency translation	—	(329)	(2,525)	403
Net Change in Unrealized Appreciation/Depreciation	—	2,946,470	(1,223,731)	4,868,370
Net Gain	1,731	1,277,953	1,093,280	5,972,282
Net Increase	$13,679	$2,511,260	$1,905,834	$5,962,544

See Notes to Financial Statements

	Focus Growth	Capital Opportunities	Mid Cap Growth
Net Investment Income:
Income
Dividends†	$620,566	$162,117	$352,403
Interest†	—	15	8
Interest and dividends from affiliates	3,172	791	1,861
Total Income	623,738	162,923	354,272
†Net of foreign withholding taxes	30,118	5,466	8,930
Expenses
Investment advisory fee	479,039	141,832	129,819
Administration fee	70,318	16,935	24,728
Distribution fee (Class Y shares)	53,054	29,948	22,812
Professional fees	53,894	41,254	46,991
Shareholder reports and notices	22,203	5,422	10,423
Custodian fees	15,307	10,787	19,339
Trustees' fees and expenses	3,038	1,248	1,626
Transfer agent fees and expenses	2,499	2,000	2,000
Other	9,707	9,318	9,930
Total Expenses	709,059	258,744	267,668
Less: amounts waived	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(2,141)	(627)	(1,297)
Net Expenses	706,918	258,117	266,371
Net Investment Income (Loss)	(83,180)	(95,194)	87,901
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	7,294,283	2,189,155	2,737,584
Investments in affiliates	—	—	—
Futures contracts	—	—	—
Swap contracts	—	—	—
Options written	—	—	—
Foreign currency exchange contracts	—	—	—
Foreign currency translation	(60,186)	(1,396)	(24,170)
Net Realized Gain (Loss)	7,234,097	2,187,759	2,713,414
Change in Unrealized Appreciation/Depreciation on:
Investments	14,442,375	3,019,007	6,205,139
Investments in affiliates	—	—	—
Futures contracts	—	—	—
Swap contracts	—	—	—
Options written	—	—	—
Foreign currency exchange contracts	—	—	—
Foreign currency translation	(7)	(4)	(13)
Net Change in Unrealized Appreciation/Depreciation	14,442,368	3,019,003	6,205,126
Net Gain	21,676,465	5,206,762	8,918,540
Net Increase	$21,593,285	$5,111,568	$9,006,441

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Flexible Income		Global Infrastructure
	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$11,948	$31,169	$1,233,307	$1,648,525	$812,554	$896,923
Net realized gain (loss)	1,731	3,679	(1,668,517)	(2,725,228)	2,317,011	1,937,269
Net change in unrealized appreciation/depreciation	—	—	2,946,470	6,510,732	(1,223,731)	2,606,306
Net Increase	13,679	34,848	2,511,260	5,434,029	1,905,834	5,440,498
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(3,673)	(10,917)	(837,953)	(1,003,665)	(542,666)	(820,899)
Class Y shares	(8,275)	(20,411)	(947,382)	(1,132,621)	(198,117)	(310,320)
Net realized gain
Class X shares	—	—	—	—	(992,833)	—
Class Y shares	—	—	—	—	(407,171)	—
Total Dividends and Distributions	(11,948)	(31,328)	(1,785,335)	(2,136,286)	(2,140,787)	(1,131,219)
Net decrease from transactions in shares of beneficial interest	(41,502,801)	(74,002,763)	(3,547,601)	(3,417,770)	(4,325,030)	(6,206,557)
Net Increase (Decrease)	(41,501,070)	(73,999,243)	(2,821,676)	(120,027)	(4,559,983)	(1,897,278)
Net Assets:
Beginning of period	141,786,203	215,785,446	30,280,782	30,400,809	35,285,446	37,182,724
End of Period	$100,285,133	$141,786,203	$27,459,106	$30,280,782	$30,725,463	$35,285,446
Accumulated Undistributed Net Investment Income (Loss)	$5,298	$3,496	$1,525,185	$1,682,126	$777,511	$528,597

See Notes to Financial Statements

	Capital Growth		Focus Growth
	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(9,738)	$(10,641)	$(83,180)	$37,227
Net realized gain (loss)	1,103,912	581,297	7,234,097	(623,054)
Net change in unrealized appreciation/depreciation	4,868,370	12,096,576	14,442,368	41,344,950
Net Increase	5,962,544	12,667,232	21,593,285	40,759,123
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	—	—	(32,429)	(70,533)
Class Y shares	—	—	—	—
Net realized gain
Class X shares	—	—	—	—
Class Y shares	—	—	—	—
Total Dividends and Distributions	—	—	(32,429)	(70,533)
Net decrease from transactions in shares of beneficial interest	(6,326,474)	(4,628,983)	(17,590,923)	(13,636,540)
Net Increase (Decrease)	(363,930)	8,038,249	3,969,933	27,052,050
Net Assets:
Beginning of period	29,611,577	21,573,328	89,979,496	62,927,446
End of Period	$29,247,647	$29,611,577	$93,949,429	$89,979,496
Accumulated Undistributed Net Investment Income (Loss)	$(20,717)	$(27,090)	$(100,200)	$(91,045)

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	Capital Opportunities		Mid Cap Growth
	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(95,194)	$(69,602)	$87,901	$13,617
Net realized gain (loss)	2,187,759	(69,171)	2,713,414	(192,181)
Net change in unrealized appreciation/depreciation	3,019,003	9,763,648	6,205,126	11,842,434
Net Increase	5,111,568	9,624,875	9,006,441	11,663,870
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	—	—	(29,523)	—
Class Y shares	—	—	—	—
Net realized gain
Class X shares	—	—	—	—
Class Y shares	—	—	—	—
Total Dividends and Distributions	—	—	(29,523)	—
Net decrease from transactions in shares of beneficial interest	(3,879,238)	(2,884,300)	(3,407,109)	(3,578,703)
Net Increase	1,232,330	6,740,575	5,569,809	8,085,167
Net Assets:
Beginning of period	22,055,828	15,315,253	29,577,002	21,491,835
End of Period	$23,288,158	$22,055,828	$35,146,811	$29,577,002
Accumulated Undistributed Net Investment Income (Loss)	$(21,959)	$(24,930)	$61,897	$11,008

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Flexible Income
	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009
Class X Shares
Shares
Sold	5,757,479	23,532,252	53,531	122,598
Reinvestment of dividends and distributions	3,673	10,917	144,226	181,167
Redeemed	(14,103,994)	(24,962,965)	(439,460)	(713,172)
Net Decrease - Class X	(8,342,842)	(1,419,796)	(241,703)	(409,407)
Amount
Sold	$5,757,479	$23,532,252	$328,959	$702,112
Reinvestment of dividends and distributions	3,673	10,917	837,953	1,003,665
Redeemed	(14,103,994)	(24,962,965)	(2,707,210)	(4,093,617)
Net Decrease - Class X	$(8,342,842)	$(1,419,796)	$(1,540,298)	$(2,387,840)
Class Y Shares
Shares
Sold	22,638,817	21,918,415	142,135	281,684
Reinvestment of dividends and distributions	8,275	20,411	163,907	205,557
Redeemed	(55,807,051)	(94,521,793)	(623,896)	(662,492)
Net Decrease - Class Y	(33,159,959)	(72,582,967)	(317,854)	(175,251)
Amount
Sold	$22,638,817	$21,918,415	$863,174	$1,600,793
Reinvestment of dividends and distributions	8,275	20,411	947,382	1,132,621
Redeemed	(55,807,051)	(94,521,793)	(3,817,859)	(3,763,344)
Net Decrease - Class Y	$(33,159,959)	$(72,582,967)	$(2,007,303)	$(1,029,930)

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Global Infrastructure		Capital Growth		Focus Growth
	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009
Class X Shares
Shares
Sold	11,492	40,541	2,702	31,329	43,098	46,132
Reinvestment of dividends and distributions	83,678	42,358	—	—	1,816	5,295
Redeemed	(222,273)	(308,662)	(123,516)	(167,913)	(684,557)	(943,893)
Net Decrease - Class X	(127,103)	(225,763)	(120,814)	(136,584)	(639,643)	(892,466)
Amount
Sold	$252,287	$802,001	$52,085	$474,904	$869,653	$680,683
Reinvestment of dividends and distributions	1,535,499	820,899	—	—	32,429	70,533
Redeemed	(4,746,483)	(6,042,158)	(2,488,117)	(2,353,678)	(13,127,780)	(12,485,193)
Net Decrease - Class X	$(2,958,697)	$(4,419,258)	$(2,436,032)	$(1,878,774)	$(12,225,698)	$(11,733,977)
Class Y Shares
Shares
Sold	14,004	27,618	38,641	105,217	28,751	125,006
Reinvestment of dividends and distributions	33,004	16,029	—	—	—	—
Redeemed	(107,162)	(137,348)	(235,362)	(299,590)	(310,572)	(257,529)
Net Decrease - Class Y	(60,154)	(93,701)	(196,721)	(194,373)	(281,821)	(132,523)
Amount
Sold	$302,815	$544,472	$704,857	$1,488,379	$540,408	$1,546,171
Reinvestment of dividends and distributions	605,288	310,320	—	—	—	—
Redeemed	(2,274,436)	(2,642,091)	(4,595,299)	(4,238,588)	(5,905,633)	(3,448,734)
Net Decrease - Class Y	$(1,366,333)	$(1,787,299)	$(3,890,442)	$(2,750,209)	$(5,365,225)	$(1,902,563)

See Notes to Financial Statements

	Capital Opportunities		Mid Cap Growth
	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009	For The Year Ended December 31, 2010	For The Year Ended December 31, 2009
Class X Shares
Shares
Sold	8,366	41,405	11,847	12,864
Reinvestment of dividends and distributions	—	—	1,037	—
Redeemed	(126,854)	(183,294)	(124,390)	(177,705)
Net Decrease - Class X	(118,488)	(141,889)	(111,506)	(164,841)
Amount
Sold	$116,813	$465,679	$368,371	$271,252
Reinvestment of dividends and distributions	—	—	29,523	—
Redeemed	(1,717,896)	(1,852,397)	(3,677,621)	(3,567,865)
Net Decrease - Class X	$(1,601,083)	$(1,386,718)	$(3,279,727)	$(3,296,613)
Class Y Shares
Shares
Sold	48,202	144,491	78,762	51,866
Reinvestment of dividends and distributions	—	—	—	—
Redeemed	(216,786)	(306,112)	(82,285)	(70,409)
Net Decrease - Class Y	(168,584)	(161,621)	(3,523)	(18,543)
Amount
Sold	$630,278	$1,449,714	$2,315,177	$1,151,962
Reinvestment of dividends and distributions	—	—	—	—
Redeemed	(2,908,433)	(2,947,296)	(2,442,559)	(1,434,052)
Net Decrease - Class Y	$(2,278,155)	$(1,497,582)	$(127,382)	$(282,090)

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2010

1. Organization and Accounting Policies

Morgan Stanley Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as a diversified (except Focus Growth is non-diversified, effective August 8, 2007), open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Fund, which consists of 7 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Capital Opportunities which commenced operations on January 21, 1997.

On July 24, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

PORTFOLIO	INVESTMENT OBJECTIVE
Money Market	Seeks high current income, preservation of capital and liquidity.

Flexible Income	Seeks, as a primary objective, to earn a high level of current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective.

Global Infrastructure	Seeks both capital appreciation and current income.

Capital Growth	Seeks long-term capital growth.

Focus Growth	Seeks long-term capital growth.

Capital Opportunities	Seeks long-term capital growth.

Mid Cap Growth	Seeks long-term capital growth.

On June 1, 2010, Invesco Ltd., a leading independent global investment management company, completed its purchase of substantially all of the retail asset management business of Morgan Stanley Investment Management (the "Transaction"). In contemplation of the Transaction, the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") with respect to the Balanced, Dividend Growth and Equally-Weighted S&P 500 Portfolios (each a "affected Portfolio"), pursuant to which substantially all of the assets of each affected Portfolio would be combined with those of a newly organized

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2010 continued

mutual fund advised by an affiliate of Invesco Ltd. (the "New Fund"). On May 11, 2010, the Reorganization was approved by the shareholders of each affected Portfolio at a special meeting of shareholders. On June 1, 2010, the Reorganization was completed and shareholders of each affected Portfolio received shares of the New Fund in exchange for their shares of each affected Portfolio. Accordingly, the financial statements of each affected Portfolio are no longer contained in this report but may be found in the report of their corresponding New Funds.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the Act. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its last sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) swaps are marked-to-market daily based upon quotations from market makers; (7) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and ask price; (8) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially

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Notes to Financial Statements ■ December 31, 2010 continued

affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (9) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (10) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (11) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translation. Pursuant to

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U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

F. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statements of Operations. Each of the tax years filed in the four-year period ended December 31, 2010 remains subject to examination by taxing authorities.

G. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to its shareholders on the ex-dividend date.

H. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

I. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

J. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

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The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments carried at fair value:

		Fair Value Measurements at December 31, 2010 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Money Market
Short-Term Investments
Commercial Paper	$41,991,843	—	$41,991,843	—
Floating Rate Notes — Corporate	23,000,000	—	23,000,000	—
Certificates of Deposit	20,000,042	—	20,000,042	—
Repurchase Agreements	15,635,000	—	15,635,000	—
Total	$100,626,885	—	$100,626,885	—
Flexible Income
Assets:
Foreign Government Agencies & Obligations	$2,770,476	—	$2,770,476	—
Corporate Bonds	18,696,271	—	18,677,072	$19,199
Asset-Backed Securities	373,758	—	373,758	—
U.S. Government Agencies & Obligations	2,794,230	—	2,794,230	—
U.S. Government Agencies — Mortgage-Backed Securities	183,757	—	183,757	—
Municipal Bonds	282,810	—	282,810	—
Collateralized Mortgage Obligations	1,698,700	—	1,698,700	—
Preferred Stock	77,498	—	77,498	—
Common Stocks
Communications Equipment	1,458	$1,458	—	—
Diversified Telecommunication Services	75	75	—	—
Electric Utilities	169	169	—	—
Wireless Telecommunication Services	871	871	—	—
Total Common Stocks	2,573	2,573	—	—
Short-Term Investments
U.S. Government Obligation	229,978	—	229,978	—
Investment Company	205,676	205,676	—	—
Total Short-Term Investments	435,654	205,676	229,978	—

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		Fair Value Measurements at December 31, 2010 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Foreign Currency Exchange Contracts	$4,321	—	$4,321	—
Futures	50,501	$50,501	—	—
Interest Rate Swaps	174,085	—	174,085	—
Zero Coupon Swaps	1,219	—	1,219	—
Total	$27,545,853	$258,750	$27,267,904	$19,199
Liabilities:
Foreign Currency Exchange Contracts	$(4,225)	—	$(4,225)	—
Futures	(29,243)	$(29,243)	—	—
Interest Rate Swaps	(171,102)	—	(171,102)	—
Zero Coupon Swaps	(254,981)	—	(254,981)	—
Total	$(459,551)	$(29,243)	$(430,308)	—
Global Infrastructure
Common Stocks
Airports	$1,571,018	$1,571,018	—	—
Communications	5,098,564	5,098,564	—	—
Diversified	1,493,834	1,493,834	—	—
Oil & Gas Storage & Transportation	10,669,322	10,610,007	59,315	—
Ports	420,126	420,126	—	—
Toll Roads	3,604,419	3,604,419	—	—
Transmission & Distribution	5,543,639	5,543,639	—	—
Water	1,722,986	1,722,986	—	—
Total Common Stocks	30,123,908	30,064,593	59,315	—
Short-Term Investment —
Investment Company	510,304	510,304	—	—
Total	$30,634,212	$30,574,897	$59,315	—
Capital Growth
Common Stocks
Air Freight & Logistics	$1,137,341	$1,137,341	—	—
Beverages	544,924	544,924	—	—
Capital Markets	505,806	505,806	—	—
Chemicals	881,224	881,224	—	—
Commercial Services & Supplies	837,896	837,896	—	—

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		Fair Value Measurements at December 31, 2010 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Communications Equipment	$283,038	$283,038	—	—
Computers & Peripherals	2,271,145	2,271,145	—	—
Construction Materials	315,830	315,830	—	—
Distributors	916,761	916,761	—	—
Diversified Financial Services	1,896,164	1,896,164	—	—
Food & Staples Retailing	475,142	475,142	—	—
Food Products	817,529	817,529	—	—
Health Care Equipment & Supplies	588,959	588,959	—	—
Hotels, Restaurants & Leisure	2,749,817	2,749,817	—	—
Information Technology Services	851,024	851,024	—	—
Internet & Catalog Retail	2,808,845	2,808,845	—	—
Internet Software & Services	3,919,893	3,919,893	—	—
Life Sciences Tools & Services	888,787	888,787	—	—
Media	631,792	631,792	—	—
Oil, Gas & Consumable Fuels	1,183,047	1,183,047	—	—
Pharmaceuticals	409,754	409,754	—	—
Professional Services	426,231	426,231	—	—
Real Estate Management & Development	1,256,265	1,256,265	—	—
Semiconductors & Semiconductor Equipment	257,417	257,417	—	—
Software	1,119,093	1,119,093	—	—
Tobacco	600,635	600,635	—	—
Total Common Stocks	28,574,359	28,574,359	—	—
Convertible Preferred Stocks	163,260	—	—	$163,260
Short-Term Investment —
Investment Company	567,179	567,179	—	—
Total	$29,304,798	$29,141,538	—	$163,260
Focus Growth
Common Stocks
Air Freight & Logistics	$2,466,828	$2,466,828	—	—
Beverages	2,020,529	2,020,529	—	—
Chemicals	3,500,176	3,500,176	—	—
Commercial Services & Supplies	3,025,586	3,025,586	—	—
Computers & Peripherals	8,399,140	8,399,140	—	—

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		Fair Value Measurements at December 31, 2010 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Distributors	$3,353,721	$3,353,721	—	—
Diversified Financial Services	5,092,337	5,092,337	—	—
Food Products	2,972,375	2,972,375	—	—
Hotels, Restaurants & Leisure	8,367,314	8,367,314	—	—
Information Technology Services	3,028,512	3,028,512	—	—
Internet & Catalog Retail	10,208,878	10,208,878	—	—
Internet Software & Services	16,100,531	14,352,833	—	$1,747,698
Life Sciences Tools & Services	3,218,305	3,218,305	—	—
Media	2,284,297	2,284,297	—	—
Oil, Gas & Consumable Fuels	4,219,763	4,219,763	—	—
Professional Services	1,342,460	1,342,460	—	—
Real Estate Management & Development	4,465,654	4,465,654	—	—
Software	3,004,980	3,004,980	—	—
Tobacco	2,224,608	2,224,608	—	—
Total Common Stocks	89,295,994	87,548,296	—	1,747,698
Convertible Preferred Stock	500,445	—	—	500,445
Short-Term Investment —
Investment Company	4,357,343	4,357,343	—	—
Total	$94,153,782	$91,905,639	—	$2,248,143
Capital Opportunities
Common Stocks
Air Freight & Logistics	$541,141	$541,141	—	—
Capital Markets	744,432	744,432	—	—
Chemicals	691,525	691,525	—	—
Commercial Services & Supplies	643,448	643,448	—	—
Computers & Peripherals	1,658,603	1,658,603	—	—
Distributors	713,530	713,530	—	—
Diversified Financial Services	1,774,744	1,774,744	—	—
Food Products	588,947	588,947	—	—
Health Care Technology	535,486	535,486	—	—
Hotels, Restaurants & Leisure	2,221,091	2,221,091	—	—
Information Technology Services	669,838	669,838	—	—
Internet & Catalog Retail	2,298,416	2,298,416	—	—
Internet Software & Services	2,287,198	2,287,198	—	—
Life Sciences Tools & Services	1,265,483	1,265,483	—	—

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		Fair Value Measurements at December 31, 2010 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Media	$491,806	$491,806	—	—
Metals & Mining	1,239,723	1,239,723	—	—
Oil, Gas & Consumable Fuels	1,078,061	1,078,061	—	—
Professional Services	1,216,208	1,216,208	—	—
Real Estate Management & Development	988,613	988,613	—	—
Semiconductors & Semiconductor Equipment	446,721	446,721	—	—
Software	638,748	638,748	—	—
Total Common Stocks	22,733,762	22,733,762	—	—
Convertible Preferred Stock	120,792	—	—	$120,792
Short-Term Investment —
Investment Company	489,005	489,005	—	—
Total	$23,343,559	$23,222,767	—	$120,792
Mid Cap Growth
Common Stocks
Air Freight & Logistics	$1,302,383	$1,302,383	—	—
Biotechnology	205,675	205,675	—	—
Capital Markets	898,987	898,987	—	—
Chemicals	1,653,696	1,653,696	—	—
Commercial Services & Supplies	1,896,251	1,896,251	—	—
Construction Materials	468,948	468,948	—	—
Diversified Consumer Services	484,689	484,689	—	—
Diversified Financial Services	2,002,779	2,002,779	—	—
Food Products	813,234	813,234	—	—
Health Care Equipment & Supplies	1,732,284	1,732,284	—	—
Hotels, Restaurants & Leisure	2,534,078	2,534,078	—	—
Household Durables	601,734	601,734	—	—
Information Technology Services	1,396,990	1,396,990	—	—
Internet & Catalog Retail	2,033,992	2,033,992	—	—
Internet Software & Services	758,501	758,501	—	—
Life Sciences Tools & Services	1,509,634	1,509,634	—	—
Machinery	696,366	696,366	—	—
Media	1,826,851	1,826,851	—	—

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		Fair Value Measurements at December 31, 2010 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Metals & Mining	$797,412	$797,412	—	—
Multiline Retail	732,590	732,590	—	—
Oil, Gas & Consumable Fuels	1,341,270	1,341,270	—	—
Personal Products	515,311	515,311	—	—
Professional Services	2,013,093	2,013,093	—	—
Semiconductors & Semiconductor Equipment	618,610	618,610	—	—
Software	4,016,064	4,016,064	—	—
Textiles, Apparel & Luxury Goods	440,830	440,830	—	—
Trading Companies & Distributors	487,787	487,787	—	—
Wireless Telecommunication Services	477,426	477,426	—	—
Total Common Stocks	34,257,465	34,257,465	—	—
Convertible Preferred Stocks	430,081	—	—	$430,081
Short-Term Investment —
Investment Company	516,425	516,425	—	—
Total	$35,203,971	$34,773,890	—	$430,081

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities transferred from Level 2 to Level 1. At December 31, 2009, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. The values of the transfers were as follows:

GLOBAL INFRASTRUCTURE	CAPITAL GROWTH	FOCUS GROWTH	CAPITAL OPPORTUNITIES	MID CAP GROWTH
$6,708,677	$2,508,402	$7,592,921	$1,620,562	$1,002,377

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Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Flexible Income	Capital Growth	Focus Growth	Capital Opportunities	Mid Cap Growth
Beginning Balance	$12	—	—	—	$322,608
Net purchases (sales)	0	$163,260	$1,995,110	$120,792	430,081
Amortization of discount	—	—	—	—	—
Transfers in	19,199	—	—	—	—
Transfers out	—	—	—	—	(151,772	)‡
Change in unrealized appreciation (depreciation)	2,674,510	—	253,033	—	(170,836)
Realized gains (losses)	(2,674,522)	—	—	—	—
Ending Balance	$19,199	$163,260	$2,248,143	$120,792	$430,081
Net change in unrealized appreciation/ depreciation from investments still held as of December 31, 2010	—	—	$253,033	—	—

‡  A security that was fair valued under procedures established by and under the general supervision of the Fund's Trustees at December 31, 2009 was valued using an unadjusted quoted price at December 31, 2010.

3. Derivatives

Certain Portfolios used derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable

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Securities and Exchange Commission rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Investment Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolios used during the period and their associated risks:

Foreign Currency Exchange Contracts In connection with their investments in foreign securities, certain Portfolios entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, certain Portfolios used cross currency hedging or proxy hedging with respect to currencies in which a Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging a Portfolio's currency risks involves the risk of mismatching a Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such currency contracts. A currency contract is marked-to-market daily and the change in market value is recorded by a Portfolio as unrealized gain or (loss). A Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2010, the value of foreign currency exchange contracts purchased and sold were as follows:

PORTFOLIO	PURCHASES	SALES
Flexible Income	$1,802,389	$1,506,348
Global Infrastructure	35,359,431	44,087,601

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Futures A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio's initial investment in such contracts.

Transactions in futures contracts for the year ended December 31, 2010, were as follows:

Flexible Income:
NUMBER OF CONTRACTS
Futures, outstanding at beginning of the period	54
Futures opened	652
Futures closed	(648)
Futures, outstanding at end of the period	58

Options When a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Portfolio. When a Portfolio sells an option, it sells to another party the right to buy from or sell to a Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by a Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

When a Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss without regard to any

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unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option. By writing a covered call option, the Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price, should the market price of the underlying security increase. By writing a put option, the Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

Transactions in options for the year ended December 31, 2010, were as follows:

Global Infrastructure:
	NUMBER OF CONTRACTS	PREMIUM
Options written, outstanding at beginning of period	244	$12,220
Options written	498	13,887
Options expired	(269)	(9,999)
Options closed	(473)	(16,108)
Options written, outstanding at end of period	—	—

Swaps A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected.

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Notes to Financial Statements ■ December 31, 2010 continued

A Portfolio's use of swaps during the period included those based on the credit of an underlying security that are commonly referred to as credit default swaps. Where a Portfolio is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, a Portfolio would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When a Portfolio is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When a Portfolio has an unrealized loss on a swap agreement, the Portfolio will instruct the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) broker" on the Statements of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of FASB ASC 210, Balance Sheet ("ASC 210"). For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap contracts on the Statements of Operations.

Upfront payments received or paid by a Portfolio will be reflected as an asset or liability on the Statements of Assets and Liabilities.

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Notes to Financial Statements ■ December 31, 2010 continued

Transactions in swap contracts for the year ended December 31, 2010, were as follows:

Flexible Income:
	NOTIONAL AMOUNT SEK (000'S)	NOTIONAL AMOUNT CAD (000'S)	NOTIONAL AMOUNT EUR (000'S)	NOTIONAL AMOUNT USD (000'S)
Swaps, outstanding at beginning of period	—	—	—	$15,825
Swaps opened	11,500	4,580	4,533	30,717
Swaps closed	(11,500)	(1,400)	—	(29,222)
Swaps, outstanding at end of period	—	3,180	4,533	$17,320

Currency Abbreviations:

CAD  Canadian Dollar.

EUR  Euro.

SEK  Swedish Krona.

USD  United States Dollar.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why a Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on a Portfolio's financial position and results of operations.

The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of December 31, 2010.

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Flexible Income	Interest Rate	Variation margin	$50,501	†	Variation margin	$(29,243)†
	Risk	Unrealized appreciation on open swap contracts	175,304		Unrealized depreciation on open swap contracts	(426,083)
	Foreign Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	4,321		Unrealized depreciation on open foreign currency exchange contracts	(4,225)
			$230,126			$(459,551)

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

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Notes to Financial Statements ■ December 31, 2010 continued

The following tables set forth by primary risk exposure each Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2010 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	OPTIONS WRITTEN	FOREIGN CURRENCY EXCHANGE
Flexible Income	Interest Rate Risk	$(72,239)	$(272,113)	—	—
	Credit Risk	—	(28,612)	—	—
	Foreign Currency Risk	—	—	—	$(7,313)
	Total	$(72,239)	$(300,725)	—	$(7,313)
Global Infrastructure	Equity Risk	—	—	$(8,037)	—
	Foreign Currency Risk	—	—	—	$(32,381)
	Total	—	—	$(8,037)	$(32,381)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	OPTIONS WRITTEN	FOREIGN CURRENCY EXCHANGE
Flexible Income	Interest Rate Risk	$(100,943)	$(124,001)	—	—
	Credit Risk	—	23,522	—	—
	Foreign Currency Risk	—	—	—	$(597)
	Total	$(100,943)	$(100,479)	—	$(597)
Global Infrastructure	Equity Risk	—	—	$9,657	—
	Foreign Currency Risk	—	—	—	$(23,217)
	Total	—	—	$9,657	$(23,217)

4. Investment Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Investment Adviser and Sub-Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

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Notes to Financial Statements ■ December 31, 2010 continued

Flexible Income — 0.32%.

Global Infrastructure — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion and 0.345% to the portion of the daily net assets in excess of $5 billion.

Under the Sub-Advisory Agreement between the Investment Adviser and the Sub-Adviser, the Sub-Adviser provides Global Infrastructure with investment advisory services, subject to the overall supervision of the Investment Adviser and the Fund's Officers and Trustees. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from Global Infrastructure.

Capital Growth — 0.50% to the portion of the daily net assets not exceeding $1 billion; 0.45% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.35% to the portion of the daily net assets in excess of $3 billion.

Focus Growth — 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion and 0.345% to the portion of the daily net assets in excess of $4.5 billion.

Capital Opportunities — 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.595% to the portion of the daily net assets in excess of $3 billion.

Mid Cap Growth — 0.42% to the portion of the daily net assets not exceeding $500 million and 0.395% to the portion of the daily net assets in excess of $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to each Portfolio's daily net assets.

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Notes to Financial Statements ■ December 31, 2010 continued

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

The Distributor, Investment Adviser and Administrator have agreed to waive all or a portion of the Money Market Portfolio's distribution fee, investment advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the year ended December 31, 2010, the Distributor waived $206,483 and the Investment Adviser waived $353,882. These fee waivers and/or expense reimbursements are expected to continue until such time that the Board of Trustees acts to discontinue such waivers and/or expense reimbursements when it deems such action is appropriate.

6. Security Transactions and Transactions with Affiliates

Each Portfolio (except Money Market) may invest in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment Advisory fees paid by the Portfolios are reduced by an amount equal to the advisory and administrative services fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Portfolio in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the year ended December 31, 2010, the tables below identifies, for each Portfolio that invested in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, the amount by which that Portfolio's advisory fees were reduced in relation to that Portfolio's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class.

In addition, the table also identifies the income distributions earned, if any, by each Portfolio for that Portfolio's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class.

Income distributions are included in "interest and dividends from affiliates" in the Statements of Operations.

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Notes to Financial Statements ■ December 31, 2010 continued

PORTFOLIO	INCOME DISTRIBUTION EARNED	ADVISORY FEE REDUCTION
Flexible Income	$761	$577
Global Infrastructure	627	464
Capital Growth	1,068	728
Focus Growth	3,172	2,141
Capital Opportunities	791	627
Mid Cap Growth	1,861	1,297

During the year ended December 31, 2010, each Portfolio's cost of purchases and proceeds from sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class were as follows:

PORTFOLIO	PURCHASES	SALES
Flexible Income	$15,335,874	$16,408,653
Global Infrastructure	10,221,058	9,740,818
Capital Growth	8,854,848	8,433,176
Focus Growth	28,200,334	25,654,612
Capital Opportunities	6,400,488	6,456,022
Mid Cap Growth	11,609,982	11,855,524

Purchases and sales/prepayments/maturities of portfolio securities, excluding short-term investments (except Money Market), for the year ended December 31, 2010 were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
	PURCHASES	SALES/PREPAYMENTS MATURITIES	PURCHASES	SALES/PREPAYMENTS MATURITIES
Money Market	—	—	$15,154,475,259	$15,195,972,763
Flexible Income	$8,891,985	$14,862,788	16,990,179	14,214,303
Global Infrastructure	—	—	45,332,599	51,540,965
Capital Growth	—	—	8,983,723	15,666,729
Focus Growth	—	—	38,030,576	58,176,796
Capital Opportunities	—	—	5,544,661	9,463,731
Mid Cap Growth	—	—	13,096,781	16,152,522

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Notes to Financial Statements ■ December 31, 2010 continued

The following Portfolio had transactions with Hartford Financial Services Group, Inc. common stock, an affiliate of the Fund:

PORTFOLIO	PURCHASES	INCOME	VALUE
Flexible Income	$56,962	$2,066	$60,974

The following Portfolio had transactions with Citigroup, Inc. and its affiliated broker/dealers which are affiliates of the Investment Adviser, Distributor, Sub-Advisers and Administrator for the year ended December 31, 2010:

PORTFOLIO	INCOME	VALUE
Flexible Income	$15,632	$230,846

The following Portfolios had transactions with other Morgan Stanley funds for the year ended December 31, 2010:

PORTFOLIO	PURCHASES	SALES	REALIZED GAIN (LOSS)
Capital Growth	$195,554	$30,504	$(59,117)
Focus Growth	1,021,415	396,541	68,574
Capital Opportunities	193,099	384,094	168,692
Mid Cap Growth	73,275	189,958	(47,964)

For the year ended December 31, 2010, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc. and its affiliated broker/dealers which are affiliates of the Investment Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of each Portfolio:

GLOBAL INFRASTRUCTURE	FOCUS GROWTH	CAPITAL OPPORTUNITIES	MID CAP GROWTH
$137	$1,782	$235	$606

For the year ended December 31, 2010, the following Portfolios incurred brokerage commissions with Citigroup, Inc., and its affiliated broker/dealers which are affiliates of the Investment Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of each Portfolio:

GLOBAL INFRASTRUCTURE	CAPITAL GROWTH	FOCUS GROWTH	CAPITAL OPPORTUNITIES	MID CAP GROWTH
$83	$136	$573	$112	$276

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser, Sub-Advisers and Distributor, is the Fund's transfer agent.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2010 continued

7. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may invest in mortgage securities, including securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities issued by FNMA and FHLMC that are held by the Portfolios are not backed by subprime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

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Notes to Financial Statements ■ December 31, 2010 continued

The tax character of distributions paid for the years ended December 31, 2009 and December 31, 2010 for all portfolios was the same as the book character shown on the Statements of Changes except as follows:

	MONEY MARKET	GLOBAL INFRASTRUCTURE
	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE YEAR ENDED DECEMBER 31, 2010
Ordinary income	$11,764	$1,004,960
Long-term capital gains	184	1,135,827
Total distributions	$11,948	$2,140,787

As of December 31, 2010, the tax-basis components of accumulated earnings (losses) were as follows:

	MONEY MARKET	FLEXIBLE INCOME	GLOBAL INFRASTRUCTURE	CAPITAL GROWTH	FOCUS GROWTH
Undistributed ordinary income	$6,487	$1,629,669	$794,790	$—	$—
Undistributed long-term gains	—	—	1,802,878	—	—
Net accumulated earnings	6,487	1,629,669	2,597,668	—	—
Foreign tax credit pass-through	—	—	73,130	—	—
Capital loss carryforward	—	(22,631,297)	—	(3,205,346)	(8,478,656)
Post-October losses	—	(4,002)	(72,384)	—	(7,588)
Temporary differences	(1,260)	(12,105)	(77,016)	(301)	(928)
Net unrealized appreciation	—	872,427	3,356,267	7,968,277	23,477,091
Total accumulated earnings (losses)	$5,227	$(20,145,308)	$5,877,665	$4,762,630	$14,989,919

	CAPITAL OPPORTUNITIES	MID CAP GROWTH
Undistributed ordinary income	$—	$96,594
Undistributed long-term gains	—	—
Net accumulated earnings	—	96,594
Capital loss carryforward	(2,262,631)	(2,331,608)
Post-October losses	(24,312)	(111,894)
Temporary differences	(223)	(327)
Net unrealized appreciation	7,394,830	5,980,781
Total accumulated earnings	$5,107,664	$3,633,546

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Notes to Financial Statements ■ December 31, 2010 continued

As of December 31, 2010, the following Portfolios had a net capital loss carryforward which may be used to offset future capital gains to the extent provided by regulations.

	(AMOUNTS IN THOUSANDS)
AVAILABLE THROUGH DECEMBER 31,	2011	2012	2013	2014	2016	2017	2018	TOTAL
Flexible Income	$6,161	$1,199	$562	$939	$4,961	$6,610	$2,199	$22,631
Capital Growth	3,145	60	—	—	—	—	—	3,205
Focus Growth	—	—	—	—	4,859	3,620	—	8,479
Capital Opportunities		—	—	—	—	1,929	334	2,263
Mid Cap Growth	—	—	—	—	—	2,332	—	2,332

During the year ended December 31, 2010, the following Portfolios utilized net capital loss carryforwards: Capital Growth — $1,080,715; Focus Growth — $7,242,626; Capital Opportunities — $2,166,316; Mid Cap Growth — $2,757,007.

At December 31, 2010, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

	TEMPORARY DIFFERENCES		PERMANENT DIFFERENCES
	POST- OCTOBER LOSSES	LOSS DEFERRALS FROM WASH SALES	FOREIGN CURRENCY GAINS/LOSSES	NET OPERATING LOSS
Money Market
Flexible Income	•	•	•
Global Infrastructure	•	•	•
Capital Growth		•	•	•
Focus Growth	•	•	•	•
Capital Opportunities	•	•	•	•
Mid Cap Growth	•	•	•

Additionally, the following Portfolios had other temporary differences: Flexible Income and Global Infrastructure — gain/loss from the mark-to-market of futures and/or options contracts; Flexible Income — interest on bonds in default and capital loss deferrals on straddles; Global Infrastructure — mark-to-market of passive foreign investment companies ("PFICs") and foreign tax credit pass-through; The following Portfolios had other permanent differences: Flexible Income — reclassification of net gains/losses on paydowns and gains on swaps; Global Infrastructure — tax adjustments on PFICs sold by the Portfolio; Flexible Income, Capital Growth, Focus Growth, Capital Opportunities and Mid Cap Growth — expired capital loss carryforward. The following Portfolios had temporary and/or permanent differences attributable to book amortization of premiums on debt securities: Flexible Income.

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Notes to Financial Statements ■ December 31, 2010 continued

The permanent differences resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2010:

	ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Money Market	$1,802	$(1,802)	—
Flexible Income	395,087	6,386,911	$(6,781,998)
Global Infrastructure	177,143	(177,143)	—
Capital Growth	16,111	15,317,643	(15,333,754)
Focus Growth	106,454	67,550,457	(67,656,911)
Capital Opportunities	98,165	55,430,859	(55,529,024)
Mid Cap Growth	(7,489)	8,177,485	(8,169,996)

9. Expense Offset

The Fund has entered into an arrangement with State Street Bank and Trust Company (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statements of Operations.

10. Accounting Pronouncement

On January 21, 2010, the FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which the Fund has adopted and made the required disclosures in the Fair Valuation Measurements footnote. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements is required for fiscal years and interim periods beginning after December 15, 2010.

Morgan Stanley Select Dimensions Investment Series

Financial Highlights

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS		TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2006	$1.00	$0.040		—	$0.040		$(0.040)		—		$(0.040)
2007	1.00	0.050		—	0.050		(0.050)		—		(0.050)
2008	1.00	0.020		—	0.020		(0.020)		—		(0.020)
2009	1.00	0.000	(d)	—	0.000	(d)	(0.000	)(d)	—		(0.000	)(d)
2010	1.00	0.000	(d)	—	0.000	(d)	(0.000	)(d)	—		(0.000	)(d)
CLASS Y SHARES
2006	1.00	0.040		—	0.040		(0.040)		—		(0.040)
2007	1.00	0.050		—	0.050		(0.050)		—		(0.050)
2008	1.00	0.020		—	0.020		(0.020)		—		(0.020)
2009	1.00	0.000	(d)	—	0.000	(d)	(0.000	)(d)	—		(0.000	)(d)
2010	1.00	0.000	(d)	—	0.000	(d)	(0.000	)(d)	—		(0.000	)(d)
FLEXIBLE INCOME CLASS X SHARES
2006	7.35	0.46		$(0.04)	0.42		(0.47)		—		(0.47)
2007	7.30	0.48		(0.21)	0.27		(0.44)		$(0.01	)(g)	(0.45)
2008	7.12	0.41		(1.93)	(1.52)		(0.14)		—		(0.14)
2009	5.46	0.32		0.73	1.05		(0.43)		—		(0.43)
2010	6.08	0.27		0.25	0.52		(0.39)		—		(0.39)
CLASS Y SHARES
2006	7.33	0.44		(0.05)	0.39		(0.45)		—		(0.45)
2007	7.27	0.46		(0.20)	0.26		(0.42)		(0.01	)(g)	(0.43)
2008	7.10	0.39		(1.93)	(1.54)		(0.13)		—		(0.13)
2009	5.43	0.31		0.72	1.03		(0.42)		—		(0.42)
2010	6.04	0.25		0.26	0.51		(0.38)		—		(0.38)

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2006	$1.00	4.59%	$46,731	0.58%		4.56%		—		N/A
2007	1.00	4.93	38,036	0.58		4.79		—		N/A
2008	1.00	2.38	42,190	0.58		2.34		—		N/A
2009	1.00	0.03	40,771	0.39	(e)(f)	0.03	(e)(f)	—		N/A
2010	1.00	0.01	32,429	0.30	(f)	0.01	(f)	—		N/A
CLASS Y SHARES
2006	1.00	4.34	74,239	0.83		4.31		—		N/A
2007	1.00	4.67	84,724	0.83		4.54		—		N/A
2008	1.00	2.13	173,595	0.83		1.91		—		N/A
2009	1.00	0.01	101,015	0.40	(e)(f)	0.02	(e)(f)	—		N/A
2010	1.00	0.01	67,856	0.30	(f)	0.01	(f)	—		N/A
FLEXIBLE INCOME CLASS X SHARES
2006	7.30	5.76	29,166	0.56		6.30		—		52%
2007	7.12	3.89	24,135	0.61		6.62		—		51
2008	5.46	(21.62)	14,743	0.67	(h)	6.48	(h)	0.01%		73
2009	6.08	19.77	13,924	0.92	(h)	5.58	(h)	0.01		165
2010	6.21	9.08	12,719	0.90	(h)	4.38	(h)	0.00	(i)	91
CLASS Y SHARES
2006	7.27	5.68	25,765	0.81		6.05		—		52
2007	7.10	3.64	25,381	0.86		6.37		—		51
2008	5.43	(21.89)	15,658	0.92	(h)	6.23	(h)	0.01		73
2009	6.04	19.45	16,357	1.17	(h)	5.33	(h)	0.01		165
2010	6.17	8.85	14,740	1.15	(h)	4.13	(h)	0.00	(i)	91

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
GLOBAL INFRASTRUCTURE CLASS X SHARES
2006	$21.43	$0.46	$3.88	$4.34	$(0.48)		—	$(0.48)
2007	25.29	0.51	4.49	5.00	(0.52)		—	(0.52)
2008	29.77	0.58	(10.37)	(9.79)	(0.15)		—	(0.15)
2009	19.83	0.54	3.00	3.54	(0.69)		—	(0.69)
2010	22.68	0.56	0.72	1.28	(0.53)		$(0.98)	(1.51)
CLASS Y SHARES
2006	21.42	0.40	3.87	4.27	(0.42)		—	(0.42)
2007	25.27	0.45	4.48	4.93	(0.45)		—	(0.45)
2008	29.75	0.52	(10.36)	(9.84)	(0.13)		—	(0.13)
2009	19.78	0.49	3.00	3.49	(0.64)		—	(0.64)
2010	22.63	0.51	0.71	1.22	(0.47)		(0.98)	(1.45)
CAPITAL GROWTH CLASS X SHARES
2006	17.51	(0.01)	0.70	0.69	—		—	—
2007	18.20	0.08	3.91	3.99	—		—	—
2008	22.19	(0.04)	(10.74)	(10.78)	(0.06)		—	(0.06)
2009	11.35	(0.02)	7.49	7.51	—		—	—
2010	18.86	0.02	4.45	4.47	—		—	—
CLASS Y SHARES
2006	17.33	(0.05)	0.69	0.64	—		—	—
2007	17.97	0.03	3.86	3.89	—		—	—
2008	21.86	(0.08)	(10.59)	(10.67)	(0.00	)(j)	—	(0.00	)(j)
2009	11.19	(0.02)	7.37	7.35	—		—	—
2010	18.54	(0.03)	4.36	4.33	—		—	—

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
GLOBAL INFRASTRUCTURE CLASS X SHARES
2006	$25.29	20.50%	$52,982	0.74%		2.02%		—		21%
2007	29.77	19.86	48,582	0.75		1.83		—		8
2008	19.83	(33.02)	26,297	0.84	(h)	2.28	(h)	0.00	(i)%	77
2009	22.68	18.47	24,953	1.42	(h)	2.75	(h)	0.00	(i)	279
2010	22.45	7.13	21,843	0.93	(h)	2.66	(h)	0.00	(i)	148
CLASS Y SHARES
2006	25.27	20.17	17,495	0.99		1.77		—		21
2007	29.75	19.59	18,763	1.00		1.58		—		8
2008	19.78	(33.19)	10,886	1.09	(h)	2.03	(h)	0.00	(i)	77
2009	22.63	18.18	10,332	1.67	(h)	2.50	(h)	0.00	(i)	279
2010	22.40	6.81	8,883	1.18	(h)	2.41	(h)	0.00	(i)	148
CAPITAL GROWTH CLASS X SHARES
2006	18.20	3.94	23,975	0.71		(0.04)		—		61
2007	22.19	21.92	21,863	0.70		0.38		—		55
2008	11.35	(48.70)	8,621	0.81	(h)	(0.21	)(h)	0.00	(i)	42
2009	18.86	66.17	11,748	0.91	(h)	0.11	(h)	0.00	(i)	19
2010	23.33	23.70	11,710	0.89	(h)	0.11	(h)	0.00	(i)	33
CLASS Y SHARES
2006	17.97	3.75	27,009	0.96		(0.29)		—		61
2007	21.86	21.58	27,644	0.95		0.13		—		55
2008	11.19	(48.81)	12,953	1.06	(h)	(0.46	)(h)	0.00	(i)	42
2009	18.54	65.68	17,864	1.16	(h)	(0.14	)(h)	0.00	(i)	19
2010	22.87	23.35	17,537	1.14	(h)	(0.14	)(h)	0.00	(i)	33

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
FOCUS GROWTH CLASS X SHARES
2006	$17.19	$(0.03)	$0.09	$0.06	$0.00 (j)	—	$0.00 (j)
2007	17.25	0.08	3.85	3.93	—	—	—
2008	21.18	(0.03)	(10.83)	(10.86)	(0.07)	—	(0.07)
2009	10.25	0.01	7.35	7.36	(0.02)	—	(0.02)
2010	17.59	(0.01)	4.83	4.82	(0.01)	—	(0.01)
CLASS Y SHARES
2006	17.10	(0.07)	0.09	0.02	—	—	—
2007	17.12	0.04	3.81	3.85	—	—	—
2008	20.97	(0.08)	(10.73)	(10.81)	(0.01)	—	(0.01)
2009	10.15	(0.02)	7.27	7.25	—	—	—
2010	17.40	(0.05)	4.77	4.72	—	—	—
CAPITAL OPPORTUNITIES CLASS X SHARES
2006	11.71	(0.04)	0.95	0.91	—	—	—
2007	12.62	0.04	2.41	2.45	—	—	—
2008	15.07	(0.05)	(7.34)	(7.39)	—	—	—
2009	7.68	(0.02)	5.38	5.36	—	—	—
2010	13.04	(0.04)	3.56	3.52	—	—	—
CLASS Y SHARES
2006	11.55	(0.07)	0.94	0.87	—	—	—
2007	12.42	0.00	2.37	2.37	—	—	—
2008	14.79	(0.08)	(7.19)	(7.27)	—	—	—
2009	7.52	(0.05)	5.26	5.21	—	—	—
2010	12.73	(0.07)	3.47	3.40	—	—	—

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
FOCUS GROWTH CLASS X SHARES
2006	$17.25	0.37%	$137,081	0.69%		(0.15)%		—		98%
2007	21.18	22.78	125,826	0.72		0.44		—		48
2008	10.25	(51.43)	48,722	0.70	(h)	(0.19	)(h)	0.01%		31
2009	17.59	71.83	67,932	0.77	(h)	0.10	(h)	0.00	(i)	11
2010	22.40	27.41	72,166	0.75	(h)	(0.04	)(h)	0.00	(i)	44
CLASS Y SHARES
2006	17.12	0.12	36,895	0.94		(0.40)		—		98
2007	20.97	22.49	38,526	0.97		0.19		—		48
2008	10.15	(51.57)	14,206	0.95	(h)	(0.44	)(h)	0.01		31
2009	17.40	71.43	22,047	1.02	(h)	(0.15	)(h)	0.00	(i)	11
2010	22.12	27.07	21,783	1.00	(h)	(0.29	)(h)	0.00	(i)	44
CAPITAL OPPORTUNITIES CLASS X SHARES
2006	12.62	7.86	19,112	0.90		(0.32)		—		59
2007	15.07	19.32	17,108	0.94		0.26		—		57
2008	7.68	(49.04)	6,744	1.04	(h)	(0.37	)(h)	0.00	(i)	33
2009	13.04	69.79	9,601	1.23	(h)	(0.24	)(h)	0.00	(i)	23
2010	16.56	26.99	10,230	1.08	(h)	(0.31	)(h)	0.00	(i)	27
CLASS Y SHARES
2006	12.42	7.53	16,127	1.15		(0.57)		—		59
2007	14.79	19.08	18,362	1.19		0.01		—		57
2008	7.52	(49.15)	8,571	1.29	(h)	(0.62	)(h)	0.00	(i)	33
2009	12.73	69.28	12,455	1.48	(h)	(0.49	)(h)	0.00	(i)	23
2010	16.13	26.71	13,058	1.33	(h)	(0.56	)(h)	0.00	(i)	27

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MID CAP GROWTH CLASS X SHARES
2006	$23.76	$0.12	$2.40	$2.52	—	—	—
2007	26.28	0.16	5.87	6.03	$(0.12)	—	$(0.12)
2008	32.19	(0.05)	(15.34)	(15.39)	(0.19)	—	(0.19)
2009	16.61	0.03	10.01	10.04	—	—	—
2010	26.65	0.10	8.63	8.73	(0.04)	—	(0.04)
CLASS Y SHARES
2006	23.43	0.05	2.38	2.43	—	—	—
2007	25.86	0.09	5.76	5.85	(0.04)	—	(0.04)
2008	31.67	(0.11)	(15.10)	(15.21)	(0.12)	—	(0.12)
2009	16.34	(0.03)	9.84	9.81	—	—	—
2010	26.15	0.03	8.46	8.49	—	—	—

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  Amount is less than $0.001.

(e)  Reflects fees paid in connection with the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.03% for the year ended 2009.

(f)  If the Portfolio had borne all expenses that were reimbursed or waived by the Distributor, Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2010
Class X	0.59%	(0.29)%
Class Y	0.84	(0.54)
December 31, 2009
Class X	0.59	(0.17)
Class Y	0.84	(0.42)

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MID CAP GROWTH CLASS X SHARES
2006	$26.28	10.69%	$41,466	0.63%		0.47%		—		65%
2007	32.19	22.94	38,069	0.67		0.54		—		78
2008	16.61	(48.06)	16,023	0.74	(h)	(0.19	)(h)	0.01%		43
2009	26.65	60.45	21,310	0.84	(h)	0.12	(h)	0.00	(i)	36
2010	35.34	32.79	24,319	0.79	(h)	0.36	(h)	0.00	(i)	44
CLASS Y SHARES
2006	25.86	10.42	10,192	0.88		0.22		—		65
2007	31.67	22.65	12,788	0.92		0.29		—		78
2008	16.34	(48.20)	5,469	0.99	(h)	(0.44	)(h)	0.01		43
2009	26.15	60.04	8,267	1.09	(h)	(0.13	)(h)	0.00	(i)	36
2010	34.64	32.47	10,828	1.04	(h)	0.11	(h)	0.00	(i)	44

(g)  Distribution from paid-in-capital.

(h)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(i)  Amount is less than 0.005%.

(j)  Includes dividends of less than $0.001.

Morgan Stanley Select Dimensions Investment Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Select Dimensions Investment Series:

We have audited the accompanying statements of assets and liabilities of Morgan Stanley Select Dimensions Investment Series (the "Fund"), comprised of the Money Market Portfolio, Flexible Income Portfolio, Global Infrastructure Portfolio, Capital Growth Portfolio, Focus Growth Portfolio, Capital Opportunities Portfolio and Mid Cap Growth Portfolio (the "Portfolios"), including the portfolios of investments, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios of Morgan Stanley Select Dimensions Investment Series as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 25, 2011

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of Armed Services YMCA of the USA and the Naval Submarine League.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor Funds); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser (as of December 31, 2010) and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sara Furber (36) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Adviser and various entities affiliated with the Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Investment and Morgan Stanley Investment Management Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser.

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

  *  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

Morgan Stanley Select Dimensions Investment Series

Federal Tax Notice ■ December 31, 2010 (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2010. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualified for the dividends received deduction. Additionally, the following percentages of each Portfolio's dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)

FUND	DIVIDENDS RECEIVED DEDUCTION %	QUALIFYING U.S. GOVT. INCOME %
Capital Growth Portfolio	0.00%	0.00%
Capital Opportunities Portfolio	0.00%	0.00%
Flexible Income Portfolio	0.00%	9.50%
Focus Growth Portfolio	100.00%	0.00%
Global Infrastructure Portfolio	22.06%	0.00%
Mid Cap Growth Portfolio	100.00%	0.00%
Money Market Portfolio	0.00%	4.76%

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

FUND	AMOUNT
Global Infrastructure Portfolio	$1,135,827
Money Market Portfolio	184

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended December 31, 2010. The Global Infrastructure Portfolio intends to pass through foreign tax credits of $69,572 and has derived net income from sources within foreign countries amounting to $665,423.

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Trustees
Frank L. Bowman	Joseph J. Kearns

Michael Bozic	Michael F. Klein

Kathleen A. Dennis	Michael E. Nugent

James F. Higgins	W. Allen Reed

Dr. Manuel H. Johnson	Fergus Reid

Officers
Michael E. Nugent Chairperson of the Board

Sara Furber President and Principal Executive Officer

Mary Ann Picciotto Chief Compliance Officer

Stefanie V. Chang Yu Vice President

Francis J. Smith Treasurer and Principal Financial Officer

Mary E. Mullin Secretary

Transfer Agent	Custodian
Morgan Stanley Services Company Inc. P.O. Box 219886 Kansas City, Missouri 64121-9886	State Street Bank and Trust Co. One Lincoln Street Boston, Massachusetts 02111

Independent Registered Public Accounting Firm	Legal Counsel
Deloitte & Touche LLP Two World Financial Center New York, New York 10281	Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Counsel to the Independent Trustees	Investment Adviser
Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Morgan Stanley Investment Advisors Inc. 522 Fifth Avenue New York, New York 10036

Sub-Adviser (Global Infrastructure)
Morgan Stanley Investment Management Limited 25 Cabot Square, London, E14 4QA England

Morgan Stanley Investment Management Company 23 Church Street 16-01 Capital Square 049481 Singapore

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

#40474

SELDIMANN
IU11-00316P-Y12/10

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2010

	Registrant			Covered Entities(1)
Audit Fees		$143,500		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$6,501,000	(2)
Tax Fees		$31,596	(3)	$1,350,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$31,596		$7,851,000

Total		$175,096		$7,851,000

2009

	Registrant			Covered Entities(1)
Audit Fees		$207,200		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,909,000	(2)
Tax Fees		$42,660	(3)	$1,350,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$42,660		$7,922,000

Total		$249,860		$7,922,000

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Select Dimensions Investment Series

/s/ Sara Furber
Sara Furber
Principal Executive Officer
February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Sara Furber
Sara Furber
Principal Executive Officer
February 17, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 17, 2011